EXHIBIT 10.1

                    ALPHA CASH OPTION THRIFT PLAN, AS AMENDED
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                           ALPHA CELLULOSE CORPORATION

                             CASH OPTION THRIFT PLAN

               (As Restated Effective as set forth in Section 1.4)






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                           ALPHA CELLULOSE CORPORATION

                             CASH OPTION THRIFT PLAN

                                Table of Contents


Section 1.
GENERAL........................................................................1

  1.1   Name of Plan...........................................................1
  1.2   Purpose................................................................1
  1.3   Plan History...........................................................1
  1.4   Effective Date.........................................................1
  1.5   Company................................................................1
  1.6   Participating Company..................................................1
  1.7   Predecessor Company....................................................1
  1.8   Trustee, Trust Agreement...............................................1
  1.9   Construction and Applicable Law........................................2
  1.10  Account Balances Accrued Before January 1, 1989........................2

Section 2.
DEFINITIONS....................................................................2

  2.1   Active Participant.....................................................2
  2.2   Affiliate..............................................................2
  2.3   Beneficiary. ..........................................................2
  2.5   Break in Service.......................................................2
  2.5   Committee..............................................................2
  2.6   Company Matching Account...............................................2
  2.7   Defined Benefit Plan Account...........................................3
  2.8   Disability Retirement..................................................3
  2.9   Distribution Year......................................................3
  2.10  Early Retirement.......................................................3
  2.11  Eligible Compensation..................................................3
  2.12  Eligible Employee. ....................................................3
  2.13  Employee Deferral Account..............................................4
  2.14  Entry Date.............................................................4
  2.15  Highly Compensated Participant.........................................4
  2.16  Hours of Service.......................................................5
  2.17  Key Employee.  ........................................................6
  2.18  Leave of Absence.  ....................................................7
  2.19  Military Leave of Absence..............................................7
  2.20  Net Income.............................................................8
  2.21  Normal Retirement......................................................8
  2.22  Normal Retirement Age..................................................8
  2.23  Participant............................................................8
  2.24  Plan Year..............................................................8
  2.25  Required Beginning Date................................................8
  2.26  Rollover Contribution Account..........................................8
  2.27  Termination of Employment..............................................8
  2.28  Top-Heavy: Super Top Heavy.............................................8
  2.29  Trustee, Trust Agreement, Trust Fund...................................8
  2.30  Valuation Date.........................................................8
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  2.31  Vested Balance.........................................................8
  2.32  Vesting Service........................................................9

Section 3.
TOP-HEAVY PROVISIONS...........................................................9

  3.1   Determination of Top-Heaviness.........................................9
  3.2   Determination of Super Top-Heaviness...................................9
  3.3   Determination Date.....................................................9
  3.4   Valuation Date.........................................................9
  3.5   Cumulative Accounts and Cumulative Accrued Benefits....................9
  3.6   Aggregation Group.....................................................10

Section 4.
PLAN PARTICIPATION............................................................11

  4.1   Commencement of Active Participation..................................11
  4.2   Transfers to Eligible Employee Status.................................11
  4.3   Duration of Active Participation......................................11
  4.4   Rehire After Termination of Employment................................11
  4.5   Furnishing Data.......................................................11
  4.6   No Guaranty of Employment.............................................11

Section 5.
EMPLOYEE CONTRIBUTIONS........................................................11

  5.1   Employee Contributions................................................11
  5.2   Method of Making Employee Contributions...............................12
  5.3   Transmittal of Contributions..........................................12
  5.4   Employee Deferral Accounts............................................12
  5.5   Investment of Contributions...........................................12
  5.6   Limit on Employee Deferral Contributions..............................12
  5.7   Return of Excess Deferrals............................................12
  5.8   Actual Deferral Percentage............................................13
  5.9   Company Fail-safe Contributions.......................................13
  5.10  Rollover Contributions................................................13
  5.11  Other Employee Contributions..........................................14

Section 6.
COMPANY MATCHING CONTRIBUTIONS AND FORFEITURES................................14

  6.1   Matching Contributions................................................14
  6.2   Limitation on Matching Employee Contributions.........................14
  6.3   Company Fail-safe Contributions.......................................15
  6.4   Timing of Contributions...............................................15
  6.5   Makeup Contributions..................................................15
  6.6   Allocation Formula....................................................16
  6.7   Minimum Allocation for Top-Heavy Years................................16
  6.8   Allocation of Forfeitures.............................................16
  6.9   Contributions for Omitted Participants................................16
  6.10  Company Matching Accounts.............................................16
  6.11  Restoration of Forfeitures............................................16
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Section 7.
VALUATION OF ACCOUNTS.........................................................17

  7.1  Annual Account Adjustments.............................................17
  7.2  Interim Account Adjustments............................................17
  7.3  Special Account Adjustments............................................17
  7.4  Separate Accounting For Separate Funds.................................18
  7.5  Net Gain or Loss in Liquidation Value..................................18
  7.6  Certain Segregated Accounts............................................18
  7.7  Responsibility to Maintain Account Balances............................18

Section 8.
PLAN BENEFITS AND FORFEITURES.................................................18

  8.1  Retirement. Disability and Death Benefits..............................18
  8.2  Vested Benefits........................................................18
  8.3  Forfeitures............................................................19

Section 9.
DISTRIBUTION OF BENEFITS......................................................20

  9.1  Commencement of Benefits to Participants...............................20
  9.2  Methods of Distribution................................................21
  9.3  Minimum Distributions..................................................21
  9.4  Death Benefits.........................................................22
  9.6  Acceleration of Payments...............................................24
  9.7  Nonalienation of Benefits..............................................24
  9.8  Payment of Taxes.......................................................24
  9.9  Incompetent Payee......................................................24
  9.10 Effect of Reemployment.................................................24
  9.11 Notice, Place and Manner of Payment....................................24
  9.12 Source of Benefits.....................................................24

Section 10.
PLAN ADMINISTRATION...........................................................25

 10.1  The Administrative Committee...........................................25
 10.2  Agent for Legal Process................................................26
 10.3  Beneficiary Designations...............................................26
 10.4  Claims Procedures......................................................27
 10.5  Records................................................................27
 10.6  Correction of Errors...................................................27
 10.7  Evidence...............................................................28
 10.8  Bonding................................................................28
 10.9  Waiver of Notice.......................................................28
 10.10 Funding Policy and Method..............................................28

Section 11.
TRUST FUND....................................................................28

 11.1  Composition............................................................28
 11.2  Trustee; Trust Agreement...............................................28
 11.3  Compensation and Expenses of Trustee...................................28
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 11.4  No Diversion...........................................................28

Section 12.
MAXIMUM ADDITIONS TO PARTICIPANT ACCOUNTS.....................................29

 12.1  Maximum Limitations on Annual Additions................................29
 12.2  Participation in Both a Defined Contribution and Defined Benefit Plan..30
 12.3  Definitions............................................................31
 12.4  Aggregation Rules......................................................32
 12.5  Rules of Construction..................................................32

Section 13.
EMPLOYEE INVESTMENT ELECTIONS.................................................32

 13.1  Investment Elections...................................................32
 13.2  Changing Investment Elections..........................................32

Section 14.
AMENDMENT. TERMINATION, MERGER................................................32

 14.1  Amendment..............................................................32
 14.2  Discontinuance of Joint Participation in Plan by a Participating
       Company................................................................33
 14.3  Reorganizations of Participating Companies.............................33
 14.4  Termination............................................................33
 14.5  Discontinuance of Contributions........................................33
 14.6  Rights Upon Termination, Partial Termination and Discontinuance of
       Contributions..........................................................33
 14.7  Deferral of Distributions..............................................34
 14.8  Merger.................................................................34

Section 15.
DIRECT ROLLOVERS..............................................................34

 15.1  Electing a Direct Rollover.............................................34
 15.2  Definitions............................................................34

Section 16.
MISCELLANEOUS.................................................................35

 16.1  Responsibility of Insurance Companies..................................35
 16.2  Limitation of Fiduciary Responsibility and Liability...................35
 16.3  Numbers and Genders....................................................35
 16.4  Headings...............................................................35
 16.5  Severability...........................................................35

Section 17.
LOANS TO PLAN PARTICIPANTS....................................................35

 17.1  Loan Procedures........................................................35
 17.2  Maximum Loan Amount....................................................35
 17.3  Loan Terms.............................................................36
 17.4  Loan Security..........................................................36
 17.5  Repayment; Events of Default...........................................36

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AMENDMENTS

   A-1      Section 2.11      Eligible Compensation
   A-2      Section 6.12      Special Company Contribution


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                                   Section 1.

                                     GENERAL

          1.1 Name of Plan. The name of the plan hereunder shall be the Alpha Cellulose Corporation Cash Option Thrift Plan. It is sometimes referred to herein as the "Plan."

          1.2  Purpose.  The Plan  has been  established  to  provide  qualified employees with a means of sharing in the profits of their respective Participating Company and to provide them with a source of retirement income in addition to other sources of retirement income available to them.

          1.3 Plan History. The Plan was initially adopted effective January 1, 1983. Prior to January 1, 1983, the Par ticipating Companies maintained the Alpha Cellulose Corporation and Associated Companies Retirement Plan, which was terminated effective January 1, 1983. Upon its termination, for each electing participant the lump sum cash amount actuarially equivalent to the benefit accrued under the Retirement Plan for the participant was transferred to this Plan in the name of that participant, such lump sum amounts being the initial corpus of this Plan. Effective January 1, 1984, the Plan was amended to comply with the Tax Equity and Fiscal Responsibility Act of 1982, the Tax Reform Act of 1984 and the Retirement Equity Act of 1984. Effective on the dates set forth in
Section 1.4, the Plan was amended and restated to comply with the Tax Reform Act of 1986, the Omnibus Budget Reconciliation Acts of 1986 and 1987, the Technical and Miscellaneous Revenue Act of 1988 and the Omnibus Budget Reconciliation Act of 1989.

          1.4 Effective Date. The initial effective date of the Plan is January 1, 1983. Except as set forth herein, the effective date of the restated Plan is January 1, 1989. Section 12 is effective January 1, 1987. Sections 9.3 and 9.4 are effective January 1, 1985.

          1.5 Company. The "Company" is Alpha Cellulose Corporation, a North Carolina corporation.

          1.6 Participating Company. The Company is a "Participating Company" in the Plan. With the consent of the Company, by action of its board of directors, any other corporation may also become a Participating Company in the Plan effective as of a date specified by it in its adoption of the Plan. Also with such consent, any such corporation may modify the provisions of the Plan as they shall be applicable to its employees. The term "Participating Company" shall also mean any corporation that succeeds to the business of a Participating Company through merger, consolidation, acquisition of all or substantially all of its assets, or any other means, and which elects before or within a reasonable time after such succession, by action of its board of directors, to continue the Plan; provided, however, that in the case of such succesession with respect to any Participating Company other than the Company, the successor corporation shall be a Participating Company only if consent thereto is granted by the company, by action of its board of directors.

          1.7 Predecessor Company. Any corporation, partnership, firm or individual, a substantial part of the assets and employees of which are succeeded to, is a "Predecessor Company" if named in this Section. However, any such corporation, partnership, firm or individual may be named as a Predecessor Company only if all of its employees who became employees of the successor and the qualified employees hereunder are treated uniformly and the use of service with it does not produce discrimination in favor of officers, shareholders or highly compensated employees. To be considered a Predecessor Company, the assets and employees of a corporation, partnership, firm or individual must be succeeded by a Participating Company, by an Affiliate, or by another Predecessor Company. Each of the following is a Predecessor Company for the period prior to the date indicated and subject to such other conditions and limitations, if any, specified with respect thereto:

               None.

Any other employer shall be a Predecessor Company if so required by regulations prescribed by the Secretary of the Treasury or his delegate pursuant to Section 414(a) of the Internal Revenue Code.

          1.8 Trustee, Trust Agreement. The assets of the Plan shall be held in trust pursuant to the Trust Agreement entered into between the Trustee and the Company.

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          1.9  Construction and Applicable Law. The Plan is intended to meet the requirements for tax qualification under the Internal Revenue Code. The Plan is also intended to be in full compliance with applicable requirements of the Employee Retirement Income Security Act. The Plan shall be administered and
construed   consistent  with  said  intent.  It  shall  also  be  construed  and administered according to the laws of the State of North Carolina to the extent that such laws are not preempted by the laws of the United States. All references herein to the "Internal Revenue Code" or "Code" are to the Internal Revenue Code of 1986; as from time to time amended, together with any regulations, interpretations or decisions thereunder. All references herein to the "Employee Retirement Income Security Act" are to the Employee Retirement Income Security Act of 1974, as from time to time amended, together with any regulations, interpretations or decisions thereunder.

          1.10 Account Balances Accrued Before January 1, 1989. Notwithstanding any provisions of the Plan to the contrary, the account balances, if any, of a Participant that accrued prior to January 1, 1989 shall be determined as of December 31, 1988 in accordance with the provisions of the Plan in effect on that date. No provisions of the restated Plan shall be construed to cause an adjustment to be made in the amount of any such account balance so determined as of December 31, 1988.

                                   Section 2.

                                   DEFINITIONS

          2.1 Active Participant. An "Active Participant" means an employee described as such in Section 4.1.

          2.2 Affiliate. An "Affiliate" means any trade or business entity (whether corporation, partnership, sole proprietorship or otherwise) affiliated with a Participating Company under any one or more of the following circumstances:

          (a) Both entities are corporations which are members of a controlled group of corporations within the meaning of Section 1563(a) of the Internal Revenue Code determined without regard to Section 1563(a)(4) and (e)(3)(C) of the Internal Revenue Code.

          (b) Both entities are under common control ("Common Control") for purposes of the Employee Retirement Income Security Act as determined under regulations prescribed by the Secretary of the Treasury or his delegate pursuant to Sections 414(b) and 414(c) of the Internal Revenue Code.

          (c) Both entities are members of an affiliated service group within the meaning of Section 414(m) of the Internal Revenue Code or otherwise aggregated under Section 414(o) of the Internal Revenue Code.

Notwithstanding the foregoing paragraphs, in determining common control for purposes of Section 12, the phrase "more than 50 percent" shall be substituted for the phrase "at least 80 percent" each place it appears in Section 1563(a)(1) of the Internal Revenue Code, and a comparable substitution shall be made in regulations referred to in paragraph (b) above.

          2.3 Beneficiary. A Participant's "Beneficiary" means such person or entities described in Section 10.3.

          2.4 Break in Service. A "Break in Service" means, with respect to any employee, any Plan Year in which the employee has not more than five hundred
(500) Hours of Service. Breaks in Service shall only be recognized on the last day of a Plan Year. No person shall incur a Break in Service for any Plan Year upon the last day of which he is an employee of a Participating Company or an Affiliate.

          2.5 Committee. The "Committee" shall mean the Administrative Committee described in Section 10.1.

          2.6 Company Matching Account. A Participant's "Company Matching Account" means such account as defined in Section 6.10 of the Plan.


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          2.7 Defined  Benefit Plan Account.  A Participant's  "Defined  Benefit
Plan Account" shall mean the Participant's account maintained under this Plan, which is attributable to the Participant's prior participation in the Alpha Cellulose Corporation and Associated Companies Retirement Plan.

          2.8 Disability Retirement. Disability Retirement means a Termination of Employment of a Participant by reason of permanent disability occurring before he is eligible for Normal Retirement. For all purposes of this Plan, "permanent disability" means a physical condition resulting from bodily injury, disease or disorder (whether or not occupational) which renders him incapable of engaging in or performing the principal duties of his customary employment. Whenever there is a dispute as to whether an employee has terminated employment by reason of permanent disability, the Committee shall select a physician to examine the employee for the purpose of making this determination. The physician's determination shall be conclusive and binding upon the Committee and the employee. Determinations as to whether retirement is by reason of permanent disability shall be made under rules and policies uniformly applied to all employees similarly situated.

          2.9 Distribution Year. "Distribution Year" means each calendar year in which a Participant is required to receive a minimum distribution from the Plan. A Participant's first Distribution Year is the calendar year in which the Participant attains age seventy and one-half (70-1/2).

          2.10 Early Retirement. "Early Retirement" means any Termination of Employment of a Participant (except termination by death) occurring (i) after the Participant has attained age fifty-five (55) and completed fifteen (15) years of Vesting Service and (ii) before he is eligible for Disability Retirement or Normal Retirement.

          2.11 Eligible Compensation. The "Eligible Compensation" of an employee for any period means the aggregate amount determined by each Participating Company to be the total amount of compensation paid to or made available to the employee by such Participating Company during such period which is includable as wages under Section 3401 of the Code and other payments for which the Participating Company is required to furnish a written statement under Sections 6041 and 6051 of the Code, subject to the following paragraphs:

          (a) Eligible Compensation shall include bonuses, commissions and overtime pay.

          (b)   Eligible   Compensation   shall  not   include   allowances   or
reimbursements for expenses.

          (c) Eligible Compensation shall not include payments or contributions to or for the benefit of an employee under this or any other tax-qualified or other deferred compensation, pension, insurance or other employee benefit plan or the value of any fringe benefit (whether cash or noncash), provided that Eligible Compensation shall include contributions made by Active Participants under the Plan and amounts otherwise excluded under Sections 125, 402(e)(3) and 402(h)(1)(B) of the Code.

          (d) Eligible Compensation shall not include compensation earned by an employee while he was not an Active Participant.

          (e) For Plan Years commencing prior to January 1, 1994, Eligible Compensation for any employee shall not be taken into account under the Plan in excess of $200,000, such amount to be adjusted annually as determined by the Secretary of the Treasury. For Plan Years commencing on or after January l, 1994, Eligible Compensation shall not be taken into account under the Plan in excess of $150,000, adjusted as provided in Section 401(a)(17) and regulations issued thereunder. In applying the foregoing, any individuals who are the spouse or lineal descendants (under age 19) of any five percent owner of a Participating Company (as defined in Section 416(i)(1) of the Internal Revenue
Code) or of a highly compensated Participant (as defined in Section 414(q) of the Internal Revenue Code) who is one of the ten (10) Highly Compensated Participants paid the greatest amount of compensation during the relevant Plan Year shall not be considered a separate Participant, and any compensation paid to such individual shall be treated as if paid to such five percent owner or highly compensated Participant.

          2.12 Eligible Employee. An "Eligible Employee" is a common-law employee of a Participating Company subject to the following paragraphs. "Leased employees" within the meaning of Section 414(n) of the Code shall not be Eligible Employees, but shall be treated as such for purposes of testing compliance with Section 410(b) of the Code.

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          (a) An employee shall not be an Eligible  Employee if such  employee's wages are subject to a collective bargaining agreement between a Participating Company and a collective bargaining unit or other labor organization or bargaining coalition representing a group of employees of a Participating Company, which, as a result of good faith bargaining between the Participating Company and such unit regarding retirement benefits, does not provide for such employee's inclusion in the Plan.

          (b) No partner, sole proprietor or other person whose employment with a Participating Company is considered to be as a self-employed individual for purposes of determining the tax on self-employment income under the Internal Revenue Code shall be qualified to participate in the Plan.

          (c) An employee shall be deemed to be an Eligible Employee during a period of absence from service which does not result from a Termination of Employment, provided he is an Eligible Employee at the commencement of such period of absence.

          2.13 Employee Deferral Account. A Participant's "Employee Deferral Account" means such account as defined in Section 4.5 of the Plan.

          2.14 Entry Date. "Entry Date" means the January 1 and the July 1 of each Plan Year.

          2.15 Highly Compensated Participant. Means any employee of the Company who during the current or preceding Plan Year:

          (a) was at any time a more than five percent owner of the Company; or

          (b) received yearly compensation from the Company in excess of $75,000 (as adjusted for the calendar year in which the Plan Year begins in accordance with applicable government rules); or

          (c) received yearly compensation from the Company in excess of $50,000 (as adjusted for the calendar year in which the Plan Year begins in accordance with applicable government rules) and was one of the highest paid 20 percent of employees of the Company for such year; or

          (d) received yearly compensation in excess of 50% of the amount in effect under Section 415(b)(1)(A) of the Code (as adjusted for the calendar year in which the Plan Year begins in accordance with applicable government rules) from the Company and was at any time an officer of the Company during such year (not more than the highest paid 50 officers shall be considered).

          If a Participant described in subparagraph (b), (c) or (d) during the current Plan Year was not described in subparagraph (b), (c) or (d) during the preceding Plan Year, such Participant shall not be a Highly Compensated Participant unless the Participant is one of the highest paid 100 employees of the Company during the current Plan Year. In addition, for any Plan Year following reemployment after a termination of employment, an employee shall be treated as a Highly Compensated Participant if, either at the time he originally terminated employment or at any time after attaining age 55, he was a Highly Compensated Participant.

          For purposes of this Section, "compensation" shall have the same meaning as under Section 2.11 but shall include all reimbursements or other expense allowances, cash and noncash fringe benefits, moving expenses, deferred compensation and other welfare benefits otherwise excluded under Section 2.11. The compensation of a spouse and lineal descendants or ascendants ("family member") of an employee who is a more than five percent owner of the Company or who is among the ten most highly compensated employees shall be aggregated with the Compensation of such employee (and such family members shall not be considered separate individuals) for purposes of determining which employees are Highly Compensated Participants.

          The determination of who is a Highly Compensated Participant shall be made in accordance with Code Section 414(q) and regulations thereunder (which are hereby incorporated herein and which shall supersede any inconsistent

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provisions  contained herein),  including the use of any transition rules and/or available alternatives (including the calendar year election), as determined by the Company.

          2.16 Hours of Service. "Hours of Service" shall be determined in accordance with the following paragraphs and shall be aggregated for payments and service with respect to Participating Companies (both before and after a Participating Company becomes such), Predecessor Companies and Affiliates.

          (a) An Hour of Service means each hour for which an employee is directly paid or indirectly paid (for example, from a trust fund or insurer) by an employer, or entitled to payment by an employer, including any such hours accrued after an employee's Termination of Employment. Notwithstanding the preceding sentence:

               (1) No more than 501 Hours of Service shall be credited for any single continuous period during which an employee performs no duties;

               (2) No Hours of Service shall be credited for payments made or due to an employee under a plan maintained solely for the purpose of complying with applicable workmen's compensation, or unemployment compensation or disability insurance laws; and

               (3) Hours of Service shall not be credited for payments which solely reimburse an employee for medical or medically related expenses incurred by the employee.

          Hours of Service credited for the performance of duties shall be credited to the computation period in which such duties are performed. Hours of Service not credited for the performance of duties shall be credited to the computation period or periods in which the period during which no duties are performed occurs, beginning with the first unit of time (such as a day or week) to which the payment relates. However, if the period during which no duties are performed extends beyond one computation period and the payment is not calculated on the basis of time, such Hours of Service shall be allocated between the first two computation periods on a reasonable basis consistently applied.

          (b) An Hour of Service shall also mean each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an employer, provided that Hours of Service credited under the preceding paragraph shall not be credited under this paragraph. Hours credited under this paragraph shall be credited for the period to which the award or agreement pertains.

          (c) An Hour of Service shall also mean each hour during which an employee is on a Leave of Absence. Hours credited under this paragraph shall be credited for the period during which such employee was on a Leave of Absence.

          (d) Hours of Service credited for any period during which an employee performs duties shall be determined from the employer's records of hours worked. Alternatively, Hours of Service may be determined on the basis of equivalency periods of employment in accordance with any of the following subparagraphs:

               (1) One day shall be the equivalent of ten (10) Hours of Service;

               (2) One week shall be the equivalent of forty-five (45) Hours of Service;

               (3) One semimonthly payroll period shall be the equivalent of ninety-five (95) Hours of Service;

               (4) One month shall be the equivalent of 190 Hours of Service.

          For purposes of applying the foregoing subparagraphs, if one Hour of Service must be credited under the preceding paragraphs (a) through
          (c) during an applicable equivalency period, Hours of Service shall be credited for the entire equivalency period. If an equivalency period spans two (2) computation periods, the equivalent Hours of Service shall be allocated pro rata between such computation periods.

          (e) Hours of Service credited to an employee for any period during which he does not perform duties shall be determined as follows:

               (1) For payments which are calculated on the basis of units of time or for periods during which an employee is on a Leave of Absence, Hours of Service shall be credited based upon the equivalency periods set forth in the preceding paragraph.

               (2) For payments which are not calculated on the basis of units of time, Hours of Service shall be calculated by dividing the amount of the payment by the employee's most recent hourly rate of compensation before the period during which no duties were performed. For an employee paid on the basis of a fixed rate for a specified period of time other than an hour, his hourly rate shall be deemed his most recent rate of compensation for a specified period of time divided by the number of hours regularly scheduled for the performance of duties during that period, or, for an employee without a regular working schedule, a number of hours based on a forty (40) hour workweek or eight (8) hour workday.

          However, the number of Hours of Service credited under this paragraph for any period shall not exceed the number of hours regularly scheduled for the performance of duties by the employee during that period.

          (f) Notwithstanding paragraphs (d) and (e) above, in the case of an employee whose compensation is not determined on the basis of a fixed rate for specified periods of time, Hours of Service for any computation period shall be determined as four-thirds (4/3) of the quotient of the employee's earnings for such period divided by the lowest minimum wage established from time to time under Section 6(a)(1) of the Fair Labor Standards Act of 1938, as amended. In addition to the Hours of Service so arrived at, appropriate Hours of Service shall also be credited as called for by paragraph (c) above.

          (g) Hours of Service will be credited in accordance with Department of Labor Regulations Section 2530.200(b).

          The Company shall determine which method or methods shall be used to determine Hours of Service. Different methods may be used to determine Hours of Service for separate classifications of employees provided such classifications are reasonable and are consistently applied. Hours of Service may be rounded up at the end of any computation period or more frequently. A Participating Company may use any records to determine Hours of Service which it considers an accurate reflection of the facts.

          2.17 Key Employee. A "Key Employee" means any employee or former employee who, at any time during the Plan Year or the four preceding Plan Years, is:

          (a) An officer of his employer (if the employer is incorporated) who has annual compensation greater than fifty percent (50%) of the amount described in Section 415(b)(1)(A) of the Internal Revenue Code. However, the maximum number of officers to be treated as Key Employees where a Participating Company is under Common Control with one or more Affiliates shall be limited as follows:


                                          Maximum Officers Treated as
          Number of Employees                    Key Employees
          -------------------             ---------------------------
                 0-29                                 3
                 30-499                        10% of employees
            500 or greater                           50


               For purposes of this table, the Key Employees shall be those officers who had the highest annual compensation for such five
               (5) year period.

          (b) One of the ten (10) employees having annual compensation in excess of the amount described in Section 415(c)(1)(A) of the Code owning the largest interests in the employer. For this purpose, if two (2) employees have the same interest in the employer, the employee having greater annual compensation from the employer shall be treated as having a larger interest.

          (c) A five percent (5%) owner of the employer. As to any corporation, a five percent (5%) owner means any person who owns more than five percent (5%) of the value of the outstanding stock of the corporation or more than five percent (5%) of the total combined voting power of all stock of the corporation. As to any employer which is not a corporation, a five percent (5%) owner means any person who owns more than five percent (5%) of the capital or profits of the employer.

          (d) A one percent (1%) owner of the employer having annual compensation from the employer of more than S150,000. For this purpose, a one percent (1%) owner means any person described in the preceding paragraph substituting "one percent (1%)" for "five percent (5%)" at each place where it appears. Annual compensation for purposes of this paragraph shall include compensation from all Participating Companies who are under Common Control.

          (e) For purposes of this Section--

               (1)  All   employers   who  are  under  Common   Control  with  a
          Participating Company shall be deemed a single employer for purposes of paragraphs (a) and (b) above.

               (2) Ownership for purposes of paragraphs (b) and (c) shall be determined both directly and under the constructive ownership rules of section 318 of the Internal Revenue Code. However, subparagraph (C) of section 318(a)(2) of said Code shall be applied by substituting "five percent (5%)" for "fifty percent (50%)"; similar principles set forth in regulations prescribed by the Secretary of the Treasury shall apply as to employers which are not corporations.

               (3) A self-employed individual shall be treated as an employee and such individual's earned income shall be treated as compensation.

               (4) The terms "employee" and "Key Employee" shall mean and include the beneficiaries of such persons.

               (5) The term "compensation" means compensation as determined for purposes of Section 12.1 but, as to any self-employed person, shall exclude amounts contributed to any plan of deferred compensation.

          2.18 Leave of Absence. A "Leave of Absence" means an absence from the performance of duties for a Participating Company or an Affiliate which is:

          (a) Incurred by an employee who is on any absence from the performance of duties recognized by the employer, within its absolute discretion, as not resulting from a Termination of Employment; or

          (b) Incurred by an employee who leaves his employment to enter the Armed Forces of the United States and who returns to service with a Participating Company within the period during which he has reemployment rights under federal law.

          If a Leave of Absence becomes a Termination of Employment because the employee fails to promptly return to employment with the employer, the employee shall not be deemed to have been on a Leave of Absence for purposes of determining his Vesting Service. The preceding sentence shall not apply, however, to a Leave of Absence which ends with the employee's death, or on or after the first day upon which he would otherwise be eligible for Disability Retirement, Early Retirement or Normal Retirement.

          2.19 Military Leave of Absence. A "Military Leave of Absence" means an absence from the performance of duties for an employer which is incurred by an employee who leaves his employment to enter the Armed Forces of the United States and who returns to service with a Participating Company, Predecessor Company or Affiliate within the period during which he has reemployment rights under federal law. If an employee does not so return to service within the time permitted by the preceding sentence, he shall not be deemed to have been on a Military Leave of Absence.

          2.20 Net Income. The "Net Income" of a Participating Company means the Net Income of that Company determined from the Company's books in accordance with generally accepted accounting principles, but before any deduction for state and federal net income taxes, surtaxes and excess profit taxes and before any deduction for contributions made to this Plan.

          2.21 Normal Retirement. "Normal Retirement" means a Termination of Employment of a Participant (except termination by death) occurring on or after the date upon which the Participant attains Normal Retirement Age.

          2.22  Normal  Retirement  Age.  "Normal   Retirement  Age"  means  age
sixty-five (65).

          2.23 Participant. A "Participant" is a person who is an Active Participant or for whom an account balance is maintained under the Plan.

          2.24 Plan Year. The "Plan Year" is the twelve (12) consecutive month period commencing each January 1 and is the year on which records of the Plan are kept.

          2.25 Required Beginning Date. A Participant's 'Required Beginning Date" is the April 1 following the calendar year in which the Participant attained age seventy and one-half (70-1/2).

          2.26  Rollover   Contribution   Account.  A  Participant's   "Rollover
Contribution Account" means such account as defined in Section 5.10 of the Plan.

          2.27 Termination of Employment. The "Termination of Employment" of an employee for purposes of the Plan shall be deemed to occur upon his resignation, discharge, retirement, death, failure to return to work when duly called from a Leave of Absence or Military Leave of Absence, or upon the happening of any other event or circumstance which, under the policy of the employer as in effect from time to time, results in the termination of the employer-employee relationship. A transfer between Participating Companies shall not constitute a Termination of Employment.

          2.28 Top-Heavy: Super Top Heavy. The definitions of "Top-Heavy" and "Super Top-Heavy" Plans are contained in Section

          2.29 Trustee, Trust Agreement, Trust Fund. The terms "Trustee," "Trust Agreement" and "Trust Fund" mean such terms as defined in Section 11 of the Plan.

          2.30 Valuation Date. The "Valuation Date" means the date as of which the Trust Fund and accounts are valued as provided by the Plan. Each of the following is a Valuation Date:

          (a) The last day of each Plan Year.

          (b) The last day of each quarter of each Plan Year.

          (c) The last day of the month in which a Participating Company discontinues its joint participation in the Plan.

          (d) The last day of the month in which the Plan is terminated as to one or more Participating Companies.

          (e) Any date declared by the board of directors of the Company to be a Valuation Date as if such date were the last day of the Plan Year.

          2.31 Vested Balance. The "Vested Balance" of a Participant's Company Matching Account means that percentage of such account which is nonforfeitable pursuant to the provisions of Section 8.2. The "Nonvested Balance" of such account shall mean that percentage which is forfeitable pursuant to the provisions of Section 8.3.

          2.32 Vesting Service. An employee's "Vesting Service" shall be determined in accordance with the following paragraphs:

          (a) Vesting Service prior to January 1, 1976 means an employee's elapsed time during his most recent period of continuous service as an employee of a Participating Company, Predecessor Company or Affiliate prior to and continuous with January 1, 1976, rounded up to the nearest whole year.

          (b) Vesting Service shall accrue at the rate of one (l) year of Vesting Service for each Plan Year in which an employee completes 1000 or more Hours of Service. Partial years of Vesting Service shall not be recognized.

                                   Section 3.

                              TOP-HEAVY PROVISIONS

          3.1 Determination of Top-Heaviness. The Plan shall be considered a Top-Heavy Plan for any Plan Year for which it is described by any of the following paragraphs:

          (a) The Plan shall be a Top-Heavy Plan for any Plan Year during which, as of the Determination Date, the Cumulative Accounts of Key Employees under the Plan exceed sixty percent (60%) of the Cumulative Accounts of all employees under the Plan. However, notwithstanding the foregoing, the Plan shall not be a Top-Heavy Plan if it is part of an Aggregation Group which is not a Top-Heavy Group.

          (b) The Plan shall be a Top-Heavy Plan for any Plan Year during which, as of the Determination Date, it is a member of a Top-Heavy Group. For this purpose, the Plan shall be considered a member of a Top-Heavy Group if it is a member of an Aggregation Group for which the sum of the Cumulative Accrued Benefits and the Cumulative Accounts of employees who are Key Employees exceeds sixty percent (60%) of the same sum determined for all employees.

          (c) The Plan is a Super Top-Heavy Plan.

If the Plan becomes a Top-Heavy Plan for any Plan Year, unless and until the board of directors of the Company determines otherwise, the Plan shall be deemed a Top-Heavy Plan for all future Plan Years. Any such determination by the board of directors that the Plan is not Top-Heavy shall be applicable for the Plan Year during which made and for all future Plan Years until the Plan again becomes a Top-Heavy Plan.

          3.2 Determination of Super Top-Heaviness. The Plan shall be a Super Top-Heavy Plan and an Aggregation Group of which the Plan is a member shall be a Super Top-Heavy Group if it would be a Top-Heavy Plan or Top-Heavy Group under the preceding Section if "ninety percent (90%)" were substituted for "sixty percent (60%)" in that Section.

          3.3 Determination Date. The "Determination Date" with respect to any Plan Year means:

          (a) In the case of any Plan Year except the first Plan Year of any plan, the last day of the preceding Plan Year.

          (b) In the case of the first Plan Year of any plan, the last day of such Plan Year.

          3.4 Valuation Date. For purposes of this Section, "Valuation Date" means the date used to compute the required minimum employer contribution to the plan for a Plan Year, regardless of whether such a computation is actually made in such Plan Year.

          3.5  Cumulative   Accounts  and  Cumulative   Accrued  Benefits.   The
Cumulative Accounts and Cumulative Accrued Benefits for any employee shall be determined as follows:

          (a) "Cumulative Accounts" shall mean the sum of the employee accounts under a defined contribution plan (for an unaggregated plan) or under all defined contribution plans included in an Aggregation Group (for aggregated plans) determined as of the most recent Valuation Date within the 12-month period ending on the Determination Date plus any contributions due after such Valuation Date but on or before the Determination Date. For the first plan year of any plan, an employee's cumulative account shall include contributions allocated as of any date within the plan year.

          (b) "Cumulative Accrued Benefits" means the sum of the present value of an employee's accrued benefits under a defined benefit plan (for an unaggregated plan) or under all defined benefit plans included in an Aggregation Group (for aggregated plans), determined as of the most recent Valuation Date within any 12-month period ending on the Determination Date as if the employee voluntarily terminated service as of such Valuation Date. The present value of the accrued benefits will be determined in accordance with section 416 of the Internal Revenue Code and regulations issued thereunder, using the actuarial assumptions set forth in such defined benefit plan.

          (c) Accounts and benefits shall include all amounts attributable to both employer and employee contributions excluding amounts attributable to voluntary deductible employee contributions.

          (d) The Cumulative Accounts and Cumulative Accrued Benefits for any employee who has received compensation (other than benefits from the Plan) during the five (5) year period ending on the Determination Date from any employer maintaining the Plan shall be increased by the aggregate distributions made with respect to the Participant during such five (5) year period, including distributions made from any terminated plan which, if it had not been terminated, would have been required to be included in an Aggregation Group.

          (e) Rollovers and direct plan-to-plan transfers shall be treated as follows:

               (1) If the transfer is initiated by the employee and made from a plan maintained by the employer to a plan maintained by an employer who is not an Affiliate of the Company, the transferring plan shall count the amount transferred under the rules set forth in the preceding paragraph (d).

               (2) If the transfer is initiated by the employee and made from a plan maintained by an employer who is not an Affiliate of the Company to a plan maintained by the employer, the receiving plan shall count the amount transferred if accepted before January 1, 1984, but otherwise not.

               (3) If the transfer is not initiated by the employee or is made between plans maintained by the employer, the transferring plan shall not count the amount transferred and the receiving plan shall count the amount transferred.

          (f) If an employee is not a Key Employee as to any plan for a Plan Year but was a Key Employee as to that plan for a prior Plan Year, the Cumulative Accounts and Cumulative Accrued Benefits of the employee shall not be taken into account.

          (g) As to Key Employees, the present value of accrued benefits shall be counted only once in determining Top- Heaviness in any Plan Year.

          (h) If the Beneficiary of a Key Employee is also a Key Employee by reason of being an employee and an officer or owner of the employer, the present value of the Beneficiary's inherited Plan benefit and the present value of the Beneficiary's accrued benefit as an employee shall be aggregated in determining the employee's Cumulative Accounts and Cumulative Accrued Benefits.

          3.6 Aggregation Group. An "Aggregation Group" means all plans maintained by an employer in which a Key Employee is a participant in the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years. An Aggregation Group shall also include each other plan of the employer which enables any plan in which a Key Employee participates to meet the requirements of Section 401(a)(4) or Section 410 of the Internal Revenue Code. Collectively bargained plans will be included if those plans include any Key Employee. In addition, the Company may elect to treat any other plan maintained by an employer as being a member of an Aggregation Group if such group would continue to satisfy the requirements of Section 401(a)(4) and section 410 of the Internal Revenue Code with such plan being taken into account.

          3.7 Related Employers. All employers under Common Control shall be deemed a single employer for purposes of this Section 3.

          3.8  Self-Employed   Persons.  For  purposes  of  this  Section  3,  a
self-employed individual shall be treated as an employee and such individual's earned income shall be treated as compensation.

          3.9  Beneficiaries.   For  purposes  of  this  Section  3,  the  terms
"employee" and "Key Employee" shall mean and include the beneficiaries of such persons.

                                   Section 4.

                               PLAN PARTICIPATION

          4.1 Commencement of Active Participation. After June 30, 1984, an Eligible Employee of a Participating Company shall become an Active Participant on the earliest Entry Date on or after the date the Plan becomes effective with respect to such employee's Participating Company and on or after which a period of at least six (6) months has elapsed since the employee first completed one
(1) Hour of Service.

          4.2 Transfers to Eligible Employee Status. If an employee of a Participating Company or Affiliate is transferred to a position in which he becomes an Eligible Employee, if not disqualified, he shall become an Active Participant on the date of such transfer or, if later, the Entry Date on or after which a period of at least six (6) months has elapsed since the employee first completed one (1) Hour of Service. If an employee becomes an Active Participant on the date of such transfer, then he shall be deemed to have been an Active Participant on the first day of the Plan Year in which the transfer occurred on which he would have been an Active Participant had he not been disqualified on such date.

          4.3 Duration of Active Participation. An employee shall cease to be an Active Participant on the earlier of the date he incurs a Termination of Employment or ceases to be an Eligible Employee.

          4.4 Rehire After Termination of Employment. If a terminated employee is reemployed by a Participating Company, Predecessor Company or Affiliate, the employee's service prior to his Termination of Employment shall be recognized for all purposes of the Plan. Such an employee shall commence participation in the Plan on the later of the date of such reemployment or the Entry Date next following the date on which such employee satisfies the eligibility requirements of Section 4.1.

          4.5 Furnishing Data. At the request of the Committee, each Participant shall furnish such information reasonably available to the Participant as the Committee may consider necessary or advisable for the administration of the Plan, including, but not limited to, vital statistics and employment data.

          4.6 No Guaranty of Employment. Participation in the Plan does not constitute a guaranty or contract of employment with any Participating Company. Such participation shall in no way interfere with any rights the Participating Company would have in the absence of such participation to determine the duration of the employee's employment with the Participating Company or any other terms or conditions of the employee's employment.

                                   Section 5.

                             EMPLOYEE CONTRIBUTIONS

          5.1 Employee Contributions. Notwithstanding any other provisions of this Plan, an Active Participant shall be entitled to contribute to the Trust Fund any whole percentage of his Eligible Compensation from a minimum of two percent (2%) of Eligible Compensation up to a maximum of fifteen percent (15%) of such individual's Eligible Compensation for that Plan Year. Contributions by Active Participants are voluntary and are not required of any Active Participant.

          5.2 Method of Making Employee Contributions.

          (a) Contributions by Active Participants shall be made to the Trust Fund only by means of payroll deductions. Payroll deductions shall be authorized in writing on such forms as the Committee may prescribe for this purpose. In this regard the Committee may, from time to time, adopt nondiscriminatory policies or rules governing the manner in which such forms may be filed and when any such filing shall become effective, all so. that the Plan may be conveniently administered. Active Participants may enroll to make contributions by filing an enrollment form with the Committee. The enrollment form must specify the percentage of Eligible Compensation the Active Participant wishes to contribute to the Plan and how such contributions are to be invested. Once filed, an enrollment form will become effective as soon as administratively feasible and will remain effective until discontinued as described below or until the individual is no longer an Active Participant.

          (b) An Active Participant may discontinue contributions at any time by filing a discontinuance form with the Committee prior to the affected payroll period. An Active Participant who discontinues contributions may not enroll again until the following Entry Date.

          5.3 Transmittal of Contributions. Contributions by Active Participants which are deducted by the Participating Company from the Eligible Compensation of such Active Participants shall be transmitted to the Trustee for deposit into the Trust Fund and investment within such time as provided by law and the Plan

          5.4 Employee Deferral Accounts. A separate Employee Deferral Account shall be maintained for each Active Participant who has made contributions to the Trust Fund under Section 5.1. The amount thereof and the increase or decrease in the value of such account shall be separately reflected in such account. The balance of such account shall be nonforfeitable at all times and shall be payable in accordance with the provisions of Sections 8 and 9, subject to the restrictions on distributions contained in Section 401(k)(10) of the Internal Revenue Code.

          5.5 Investment of Contributions. Each Active Participant shall direct the Trustee as to the investment of such Participant's Employee Deferral Account in accordance with Section 13.

          5.6 Limit on Employee Deferral Contributions. No Active Participant shall be Permitted to make contributions to the Trust Fund pursuant to Section
5.1 or contributions to any other plan or arrangement maintained by any Participating Company under sections 401(k), 408(k) or 403(b) of the Internal Revenue Code for any taxable year which, in the aggregate, exceed the dollar limitation contained in Section 402(g) of the Internal Revenue Code in effect at the beginning of such taxable year.

          5.7 Return of Excess Deferrals.

          (a) Excess Deferrals, adjusted for any income or loss attributable thereto, may be distributed to the Participants to whose Employee Deferral Accounts such amounts were allocated for a calendar year. Any such distributions must be made no later than the fifteenth day of April following the calendar year in which such Excess Deferrals were made. In order to receive a distribution of Excess Deferrals, a Participant must submit a written claim to the Committee no later than the first day of March following the calendar year in which such Excess Deferrals were made, specifying the amount of the Participant's Excess Deferrals and accompanied by proof satisfactory to the Committee that if such amount is not distributed, such amount, when added to amounts deferred under other plans or arrangements described in Sections 401(k), 408(k) or 403(b) of the Internal Revenue Code, will exceed the limit imposed on the Participant by Section 402(g) of the Internal Revenue Code.

          (b) "Excess Deferrals" means the amount of contributions made to the Plan by an Active Participant pursuant to Section 5.1 which, together with amounts contributed to other plans or arrangements under sections 401(k), 408(k) or 403(b) of the Internal Revenue Code of 1986, exceeds the limit imposed on such Active Participant by section 402(g) of the Internal Revenue Code of 1986.

          (c) Income allocable to excess deferrals with respect to any Participant shall be calculated under any reasonable method as determined by the Committee, provided that such method is used by the Plan for allocating income to Participants' Employee Deferral Accounts, and is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year. If the distribution of excess deferrals occurs during the calendar year in which the Participant made the excess deferral, the income allocable to excess deferrals will be based on the allocable gain or loss from the first day of the calendar year to the date of the corrective distribution.

          5.8 Actual Deferral Percentage. For each Plan Year, the actual deferral percentage for Highly Compensated Participants shall not exceed the maximum allowable percentage.

          (a) For purposes of this Section, the maximum allowable percentage is the greater of:

               (1) The actual deferral percentage for all Participants other than Highly Compensated Participants multiplied by one and one-fourth (1.25); or

               (2) The actual deferral percentage for all Participants other than Highly Compensated Participants multiplied by two (2); provided, however, that the actual deferral percentage for Highly Compensated Participants may not exceed the actual deferral percentage for all other Participants by more than two (2) percentage points.

          (b) The "actual deferral percentage" for any group of Participants for any Plan Year is the average of the ratios, calculated separately for each Participant in the group, of the amount of contributions made to the Trust Fund by each such Participant pursuant to Section 5.1 for the Plan Year to the Participant's Eligible Compensation for the Plan Year. For purposes of determining the actual deferral percentage of a Participant who is a 5% owner of a Participating Company or one of the ten most highly paid Highly Compensated Participants, the contributions made pursuant to Section 5.1 and the Eligible Compensation of such Participant shall include all contributions made pursuant to Section 5.1 and Eligible Compensation for the Plan Year of Family Members (as defined in Section 414(q)(6) of the Code). Family Members with respect to such Highly Compensated Participants shall be disregarded as separate employees in determining the actual deferral percentage for all Participants.

          For purposes of calculating the actual deferral percentage with respect to a Participant who is a Highly Compensated Participant, all cash or deferred arrangements of the Company under which such Participant is eligible to participate (other than those which may not be aggregated) shall be treated as a single arrangement.

           (c) In applying the foregoing, the provisions of Section 401(k)(3) of the Code and Treasury Regulation 1.401(k)-l(b) are hereby incorporated by reference and shall supersede any provisions to the contrary.

           5.9 Company Fail-safe Contributions. For each Plan Year in which the actual deferral percentage for Highly Compensated Participants exceeds the maximum allowable percentage specified in Section 5.8, each Participating Company shall make a special contribution on behalf of non-Highly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in
Section 5.8. Such contribution shall be made without regard to the Net Income of the Participating Company, shall be fully vested, and shall be allocated to the Employee Deferral Accounts of each non-Highly Compensated Participant in proportion to the amounts of Participating Company contributions contributed to the Plan for such Plan Year for such individuals pursuant to Section 5.1.

           5.10 Rollover Contributions. Any Eligible Employee may from time to time contribute to the Trust Fund a rollover contribution, subject to the following paragraphs:

           (a) Prior to making a rollover contribution, an employee must file a written request to do so with the Committee. The Committee, in its sole discretion, shall determine whether or not the proposed contribution constitutes a rollover contribution. Any written request filed pursuant to this paragraph shall set forth the amount of the proposed rollover contribution, the nature of the property contained in the rollover contribution and a statement, satisfactory to the Committee, that such contribution constitutes a rollover contribution within the meaning of Section 402(c) of the Internal Revenue Code. As a condition of accepting a rollover contribution, the Committee may require that the amount to be contributed be accompanied by the following to the extent applicable:

               (1) A copy of the most recent determination letter issued by the Internal Revenue Service covering the trust or annuity contract from which the property to be contributed to the Trust Fund has been distributed.

               (2) A statement from the trustee or insurance company of said prior trust or annuity contract certifying that the amount it distributed to the employee proposing to make the rollover contribution constitutes an eligible rollover distribution within the meaning of Section 402(c) of the Internal Revenue Code, including a statement indicating what portion, if any, of such amount represents contributions by the employee.

               (3) In the case of a distribution from a tax-qualified individual retirement account or annuity, a statement from the prior trustee, custodian or insurance company certifying that the amount distributed was attributable to no source other than a tax-qualified retirement plan or annuity.

               (4) A statement from the prior trustee or insurance company of said prior trust or annuity contract certifying the date upon which the amount to be contributed to the Trust Fund was distributed to the person making such contribution.

               (5) Any other documentation or information which the Committee deems necessary.

          (b) A rollover contribution made by an employee shall be credited to a separate "Rollover Contribution Account" in the name of such employee as of the date of its receipt by the Trustee. The amount thereof and the increase or decrease in the liquidation value of the Trust Fund attributable thereto shall be separately reflected in such account.

          (c) The balance of a Participant's Rollover Contribution Account shall be nonforfeitable for all purposes of the Plan. Upon Termination of Employment, the balance of an employee's Rollover Contribution Account shall be distributed to such employee or his Beneficiary, as the case may be, pursuant to the provisions of the Plan.

          5.11 Other Employee Contributions. Other than the contributions described in Sections 5.1 and 5.10, employee contributions to the Plan are neither required nor permit

                                   Section 6.

                 COMPANY MATCHING CONTRIBUTIONS AND FORFEITURES

          6.1 Matching Contributions. Subject to the remaining provisions of this Section, for each Plan Year each Participating Company shall contribute to the Trust Fund on behalf of its Active Participants an amount equal to the contributions made to the Trust Fund for such Plan Year by means of payroll deduction by such Active Participant. Unless otherwise specifically directed by its board of directors, the contribution of a Participating Company for a fiscal year shall not exceed the maximum amount deductible by it for such fiscal year for federal income tax purposes and shall not be made unless made from Net Income or Accumulated Net Income. In no event shall the amount contributed to the Trust Fund by the Participating Companies on behalf of any Active Participant for any Plan Year exceed five percent (5%) of such employee's Eligible Compensation for that Plan Year.

          6.2 Limitation on Matching Employee Contributions. For each Plan Year, the contribution percentage for Highly Compensated Participants shall not exceed the maximum allowable percentage.

          (a) For purposes of this Section, the maximum allowable percentage is the greater of:

               (1) The contribution percentage for all Participants other than Highly Compensated Participants multiplied by one and one-fourth (1.25); or

               (2) The contribution percentage for all Participants other than Highly Compensated Participants multiplied by two (2), provided that the contribution percentage for Highly Compensated Participants does not exceed the contribution percentage for all other Participants by more than two (2) percentage points.

          (b) The "contribution percentage" for any group of Participants for any Plan Year is the average of the ratios, calculated separately for each Participant in the group, of the sum of the Matching Contributions made pursuant to Section 6.1 for the Plan Year to such Participant's Eligible Compensation for the Plan Year. For purposes of determining the contribution percentage of a Participant who is a 5% owner of any Participating Company or one of the ten most highly paid Highly Compensated Participants, the Matching Contributions and Eligible Compensation of such Participant shall include all Matching Contributions and Eligible Compensation for the Plan Year of Family Members (as defined in Section 414(q)(6) of the Code). Family Members with respect to Highly Compensated Participants shall be disregarded as separate employees in determining the contribution percentage for all Participants .

          (c) In applying the foregoing, the provisions of Section 401(m) of the Code and Treasury Regulations 1.401(m)-l(b) are hereby incorporated by reference and shall supersede any provisions to the contrary. In addition, the provisions of Section 401(m)(9) of the Code and Treasury Regulations 1.401(m)-2 are also hereby incorporated by reference and shall supersede any provisions to the contrary.

          6.3 Company Fail-safe Contributions. For each Plan Year in which the contribution percentage for Highly Compensated Participants exceeds the maximum allowable percentage specified in Section 6.2, each Participating Company shall make a special contribution on behalf of non-Highly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 6.2. Such contribution shall be made without regard to the Net Income of the Participating Company, shall be fully vested and shall be allocated to the Employee Deferral Accounts of each non-Highly Compensated Participant in proportion to the amounts of Participating Company contributions contributed to the Plan for such Plan Year for such individuals pursuant to Section 5.1.

          6.4 Timing of Contributions. Each Participating Company shall make its contributions, if any, for a fiscal year to the Trustee not later than the time, including extensions thereof, prescribed by law for filing the federal income tax return of the Company for such fiscal year. For purposes of the Plan, however, contributions shall be deemed to have been made as of the last day of the fiscal year of the Company which ends prior to or on the last day of the Plan Year. The Trustee shall be under no duty, express or implied, either to determine the amount of or to enforce the collection of any contribution to the Trust Fund by the Company.

          6.5 Makeup Contributions. If any Participating Company is prevented from making all or any part of the contribution otherwise required under the Plan for any Plan Year due to inadequate Net Income or accumulated Net Income, then so much of such contribution that such Participating Company is so prevented from making shall be made by the other Participating Companies in accordance with the following paragraphs:

          (a) If a consolidated federal income tax return is filed by the Participating Companies for the Plan Year for which the Participating Company is so prevented from making all or any part of its contributions, so much of the contribution that such Participating Company is prevented from making shall be made by the Participating Companies in such proportions as the Company may determine by action of its board of directors. In no event shall a Participating Company make a contribution to the Trust Fund in excess of such Participating Company's Net Income or accumulated Net Income.

          (b) If a consolidated federal income tax return is not filed by the Participating Companies for such Plan Year, each Participating Company not so prevented from making its contributions shall make a supplemental contribution in an amount equal to the portion of its total Net Income and accumulated Net Income, after deducting an amount equal to its contribution which would have been made without regard to this Section, which the total contributions that one or more Participating Companies were so prevented from making bear to the aggregate Net Income and accumulated Net Income of all Participating Companies (not prevented from so contributing) remaining after deducting amounts equal to all contributions which would have been made by such Participating Companies without regard to this paragraph.

          (c) The provisions of this Section shall apply only to a group of Participating Companies under the Plan which constitutes an "affiliated group" within the meaning of Section 1504(a) of the Internal Revenue Code.

For purposes of the Plan, contributions from Participating Companies in accordance with this Section on behalf of a Participating Company prevented from making all or any part of its contribution shall, after receipt by the Trustee, be considered as having been made by the Participating Company prevented from making its contribution.

          6.6 Allocation Formula. For each Plan Year, the contributions of each Participating Company to the Trust Fund shall be allocated to the Company Matching Accounts of those persons on whose behalf such contributions were made. Any contributions made pursuant to Sections 5.9 or 6.3 shall be allocated in accordance with such sections.

          6.7 Minimum Allocation for Top-Heavy Years. Notwithstanding the preceding Sections, for any Plan Year in which the Plan is a Top-Heavy Plan, the sum of the employer contributions and forfeitures for a Participant who is not a Key Employee for such Plan Year and who has not incurred a Termination of Employment by the end of such Plan Year (regardless of whether such Participant has completed 1,000 Hours of Service during such Plan Year and regardless of the amount of Eligible Compensation received by such Participant during the Plan
Year) shall not be less than the lesser of:

          (a) Three percent (3%) of compensation (such compensation to be determined in accordance with Section 12 of the Plan); or

          (b) If the largest contribution made for Key Employees is less than three percent (3%), then the highest percentage of such compensation at which contributions are made (or required) for Key Employees for the plan year. For this purpose, the contribution made for Key Employees is equal to the ratio of the sum of the contributions and forfeitures made for such Key Employees divided by the compensation not in excess of $200,000 (as adjusted according to Section 2.10(e)) for such Key Employees. For purposes of this paragraph, all plans required to be included in an Aggregation Group shall be considered a single plan. This paragraph shall not apply to any plan required to be included in an Aggregation Group if such plan enables a defined benefit plan required to be included in such group to meet the requirements of sections 401(a)(4) or 410 of the Internal Revenue Code.

If a Participant who is not a Key Employee is included in both this Plan and a Top-Heavy defined benefit plan maintained by the Participant's employer, then the provisions of this Section shall not apply if such defined benefit plan provides at least the minimum benefits required by section 416 of the Internal Revenue Code for such plans. For purposes of this Section, any employer contributions attributable to any salary reduction or similar arrangement shall be taken into account. The requirements of this Section shall be met without taking into account contributions or benefits under Chapter 2, Chapter 21, Title II of the Social Security Act or any other federal or state law.

          6.8 Allocation of Forfeitures. Effective January 1, 1990, forfeitures declared for a Plan Year attributable to a Participating Company shall be allocated to the Company Matching Accounts of the Active Participants in the proportion that the Eligible Compensation of each such person for the Plan Year from the person's Participating Company bears to the aggregate of the Eligible Compensation of all such persons for the Plan Year from the respective Participating Company.

          6.9 Contributions for Omitted Participants. If, for any Plan Year, after the Participating Company contributions made to the Trust Fund for that year have been allocated (including forfeitures declared for that Plan Year), it should appear that, through oversight or a mistake of fact or law, a person who should have been entitled to share in such contributions and forfeitures received no allocation or received an allocation which was less than he should have received, the Company, at its election, and in lieu of reallocating such contributions and forfeitures, may direct the Participating Companies to make a special contribution in an amount equal to the amount that would have been allocated to such person's Company Matching Account had such error not been made.

          6.10 Company Matching Accounts. A separate Company Matching Account shall be maintained for each Participant. The amount thereof and the increase or decrease in the liquidation value of the Trust Fund attributable thereto shall be separately reflected in such account.

          6.11  Restoration of  Forfeitures.  Notwithstanding  the provisions of
Section 6.1, a Participating Company may contribute all or a portion of the amount necessary to restore the Nonvested Balance of a Participant's Company Matching Account in the event such Nonvested Balance has been forfeited in accordance with Section 8.3(a).

                                   Section 7.

                              VALUATION OF ACCOUNTS

          7.1 Annual Account Adjustments. As of the last day of each Plan Year, the account balances forming a part of the Trust Fund shall be adjusted pursuant to the following paragraphs:

          (a) Subject to paragraphs (b), (c) and (d) below, the net gain or loss in the liquidation value of the Trust Fund for the Plan Year shall be allocated pro rata to the accounts forming a part of the Trust Fund as of the last day of the Plan Year.

          (b) Each contribution made to an Employee Deferral Account during the Plan Year and each contribution made to a Rollover Contribution Account during the Plan Year shall share in the net gain or loss in the liquidation value of the Trust Fund as measured from the date such contribution was received by the Trustee through the last day of the Plan Year.

          (c) If a partial distribution was made from an account during the Plan Year, the remaining balance of the account, as determined pursuant to the provisions of Section 7.2, shall share in the net gain or loss in the liquidation value of the Trust Fund as measured from the Valuation Date applicable to such distribution through the last day of the Plan Year. However, if a Participant had a Termination of Employment and the entire Vested Balance of his Company Matching Account was distributed to him within the Plan Year and within one (1) year after such Termination of Employment, the remaining balance thereof shall, unless and until declared a forfeiture, thereafter not be considered a part of such account but shall be considered a fixed liability of the Trust Fund until after the last day of the Plan Year in which it is restored to the Participant.

          (d) After making the foregoing adjustments, each Company Matching Account shall be adjusted pursuant to the provisions of Section 6 to reflect the allocations thereto, if any, attributable to the Participating Company contributions to the Trust Fund for the Plan Year.

          7.2 Interim Account Adjustments. Whenever the Plan calls for an account to be valued as of a Valuation Date other than the last day of the Plan Year, such account shall be valued pursuant to the following paragraphs:

          (a) Subject to paragraphs (b), (c) and (d) below, the account shall be adjusted upwards or downwards, as appropriate, to reflect the net gain or loss in the liquidation value of the Trust Fund as measured from the last day of the preceding Plan Year through the appropriate Valuation Date.

          (b) If the account is an Employee Deferral Account to which a contribution was made during the Plan Year prior to the appropriate Valuation Date or if the account is a Rollover Contribution Account to which a contribution was made during the Plan Year prior to the appropriate Valuation Date, such contribution shall share in the net gain or loss in the liquidation value of the Trust Fund as measured from the date such contribution was received by the Trustee through the appropriate Valuation Date.

          (c) If a partial distribution was made from the account during the Plan Year prior to the appropriate Valuation Date, the remaining balance of the account, as determined pursuant to this Section, shall share in the net gain or loss in the liquidation value of the Trust Fund as measured from the Valuation Date applicable to such distribution through the appropriate Valuation Date.

          (d) If the account is to receive an allocation from the Participating Company contributions to the Trust Fund for the Plan Year in which the appropriate Valuation Date falls, the value of the account shall be determined pursuant to the preceding paragraphs without regard to the amount of such allocation. After the Participating Company contributions for the Plan Year have been made and allocated, the account shall be increased by the amount of such allocation.

          7.3 Special Account Adjustments. If, in the judgment of the Committee, it appears at any time that an adjustment of accounts pursuant to the preceding Sections would result in an unreasonable inequity to any Plan Participant because of unusual market conditions or because of disproportionately large contributions or distributions, the Committee shall cause all accounts to be adjusted at such date or dates as the Committee may determine necessary to eliminate such unreasonable inequity as if such date or dates were the last day of the Plan Year.

          7.4 Separate Accounting For Separate Funds. The Trust Fund is divided into certain funds in accordance with Section 13. Accordingly, the provisions of this Section 7 shall be applied separately to each such fund as if each were the Trust Fund.

          7.5 Net Gain or Loss in Liquidation Value. The net gain or loss in the liquidation value of the Trust Fund during any period is the amount of the net income, loss, appreciation or depreciation of the Trust Fund for that period. Such net gain or loss in the- liquidation value of the Trust Fund shall be exclusive of contributions to or distributions from the Trust Fund and of amounts considered as fixed liabilities of the Trust Fund. The determination of net income or loss shall include, in addition to income actually received, accrued interest on bonds and dividends of record where the record date is on or before the appropriate Valuation Date. The net appreciation or depreciation in the liquidation value of the Trust Fund shall be determined based on the Trustee's judgment of the fair market value of each of the assets of the Trust Fund.

          7.6 Certain Segregated Accounts. Account balances which are part of the Trust Fund but which are segregated pursuant to the provisions of Section 8 shall not share in the net gain or loss in the liquidation value of the Trust Fund pursuant to the preceding provisions of this Section 7. For valuation purposes, each such segregated account shall be valued according to the terms of the savings account funding such account.

          7.7 Responsibility to Maintain Account Balances. The responsibility to maintain account balances pursuant to the provisions of this Section 7 shall be discharged by the Company or the Trustee if so directed by the Committee. Separate accounts for each Participant's accrued benefits under the Plan shall be maintained, showing the manner in which entries made to each such account have been determined. Within sixty (60) days following the close of each Plan Year, the Committee shall make arrangements with the Company for the delivery to each Participant of a statement showing, as of the close of the Plan Year, each Participant's credited balance to each of his accounts.

                                   Section 8.

                          PLAN BENEFITS AND FORFEITURES

          8.1 Retirement, Disability and Death Benefits. Upon Termination of Employment by reason of Normal Retirement, Early Retirement, Disability Retirement or death, a Participant or his Beneficiary, as the case may be, shall be entitled to the entire balance of each of his accounts pursuant to the provisions of the Plan. Such balances shall be determined as of the Valuation Date next succeeding the Participant's Termination of Employment and distributed at the time and in the form described in Section 9.

          8.2 Vested Benefits. Upon Termination of Employment prior to Normal Retirement, Early Retirement or Disability Retirement (for a reason other than death), a Participant shall be entitled to the Vested Balance of his Company Matching Account, and the entire balance of his Rollover Contribution Account, Defined Benefit Plan Account and Employee Deferral Account. Such balances shall be determined as of the Valuation Date next succeeding the Participant's Termination of Employment and distributed at the time and in the form described in Section 9. The following paragraphs shall also be applicable:

          (a) The "Vested Balance" of any Participant's Company Matching Account shall be a percentage of that account based upon the Participant's years of Vesting Service as set forth in the following schedule:

                 Years of Vesting Service              Percentage
                ------------------------               ----------
                      Fewer than 3                          0%
                           3                               20%
                           4                               40%
                           5                               60%
                           6                               80%
                       7 or more                          100%

          (b) Notwithstanding the preceding paragraph, the "Vested Balance" of a Participant's Company Matching Account for any Participant who has completed at least one (1) Hour of Service during a Plan Year in which the Plan is a Top-Heavy Plan shall be a percentage of that account, based on his years of Vesting Service, as set forth in the following schedule:


                Years of Vesting Service               Percentage
                ------------------------               ----------
                     Fewer than 2                          0%
                           2                              20%
                           3                              40%
                           4                              60%
                           5                              80%
                      6 or more                          100%

          If the Plan ceases to be a Top-Heavy Plan, the Vested Percentage of any Participant shall not be reduced for that portion of the Participant's Company Matching Account which accrued before or while the Plan was a Top-Heavy Plan.

          (c) For purposes of applying the foregoing vesting schedule all years of Vesting Service shall be taken into account.

          (d) Notwithstanding the foregoing paragraphs, an Active Participant's Vested Balance shall be one hundred percent (100%) upon his attainment of Normal Retirement Age.

          (e) No amendment to the Plan changing the Plan's vesting schedule shall reduce the Vested Balance provided by such schedule determined for each Participant as of the day preceding the adoption or the effective date of such amendment, whichever is later.

          (f) If an amendment to the Plan changes the foregoing vesting schedule, each Active Participant having not less than three (3) years of Vesting Service shall be entitled to have his Vested Balance for his future service under the Plan computed without regard to such amendment. Any such election will not be effective unless made after the amendment is adopted but prior to sixty (60) days after the later of (i) the date the amendment was adopted, (ii) the effective date of the amendment, or (iii) the date the employee was given written notice of the amendment. Such election shall be made in writing by filing with the Committee, within said period, such form as the Committee may prescribe for this purpose. For purposes of this paragraph, an employee shall be considered to have completed three (3) years of Vesting Service if he has completed three (3) such years prior to the expiration of the election period described above.

          8.3 Forfeitures.

          (a) After a Participant's Termination of Employment, the Nonvested Balance of his Company Matching Account shall be declared a forfeiture on the last day of the Plan Year in which the sixth (6th) consecutive Break in Service occurred. If the Participant is reemployed by a Participating Company prior to incurring six (6) consecutive Breaks in Service, the following paragraphs shall apply:

               (1) If the Participant did not receive a distribution from his Company Matching Account after his Termination of Employment, upon reemployment his Company Matching Account shall be restored (but shall remain subject to all of the provisions of the preceding Section).

               (2) If the Participant received a distribution from his Company Matching Account, the amount of such liability referred to above (unadjusted for any gain or loss) shall be restored to the Participant if and when the conditions set forth in the following subparagraphs are satisfied:

                    (A) The Participant is reemployed by a Participating Company or Affiliate; and

                    (B) The Participant  repays the amount distributed to him at
               Termination of Employment on or before the earlier of five (5) years after the date on which the Participant is so reemployed, or the last day of the Plan Year in which occurs the Participant's sixth (6th) consecutive Break in Service.

                    If such  liability is not  restored,  it shall be declared a forfeiture on the last day of the earliest Plan Year in which occurs such person's death or his sixth (6th) consecutive Break in Service. The balance of a Participant's Employee Deferral Account, Rollover Account and Defined Benefit Account shall be nonforfeitable for all purposes of the Plan.

          (b) Any restoration made pursuant to this Section may be made from Participating Company contributions, income or gain to the Trust Fund or forfeitures, as determined by the Company.

                                   Section 9.

                            DISTRIBUTION OF BENEFITS


          9.1 Commencement of Benefits to Participants. Benefits payable under the Plan shall commence in accordance with the following paragraphs:

          (a)  Benefits  payable upon Normal  Retirement,  Early  Retirement  or
Disability   Retirement   shall  commence  as  soon  as   practicable   after  a
Participant's Termination of Employment.

          (b) Subject to the provisions of this Section, benefits payable upon a Termination of Employment not described in the preceding paragraph of this Section may be distributed at any time after such Termination of Employment but not later than the earliest date upon which the Participant would otherwise be eligible for Disability Retirement, Early Retirement or Normal Retirement, or (if earlier) at his death, as the Participant requests. If the payment of such benefits is to be deferred for any reason, the Committee may direct the Trustee to segregate the amount of the account balances due such Participant in an interest bearing savings account at a bank or savings and loan institution or other similar investment.

          (c) No lump sum distribution may be made from a Participant's Company Matching Account, unless the Participant voluntarily elects in writing to receive such distribution, if the vested balance of such account is in excess of $3,500 (or such greater amount as may be permitted by regulations issued by the Secretary of the Treasury or his delegate). If the vested balance of such account is $3,500 or less, the Company shall make a lump sum distribution to the Participant notwithstanding the Participant's election to the contrary. The foregoing shall apply to all distributions under the Plan including, without limitation, distributions under Section 9.3.

          (d) Notwithstanding the preceding paragraphs, unless a Participant elects otherwise the distribution of benefits to a Participant under the Plan shall commence not later than sixty (60) days after the Plan Year in which occurs the later of the following events:

               (1) The date of the Participant's Normal Retirement.

               (2) The Participant's Termination of Employment.

               (3) The Participant's attainment of age sixty-five (65).

               (4) The tenth (10th) anniversary of the date upon which the Participant's participation in the Plan commenced.

                  However, if the amount of the payment to be made to the Participant cannot be determined by the later of said dates, a payment retroactive to such date may be made no later than sixty (60) days after the earliest date upon which the amount of such payment can be ascertained .

          (e) Notwithstanding any provisions of the Plan to the contrary, a distribution to an "alternate payee" shall be permitted if such distribution is authorized by a "qualified domestic relations order" even if the affected Participant has not reached the "earliest retirement age" under the Plan. "Alternate payee, and "qualified domestic relations order" and "earliest retirement age" shall have the meanings set forth in Section 414(p) of the Internal Revenue Code.

          (f) If a distribution is one to which Sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than thirty (30) days after the notice required under Section 1.411(a)-ll(c) of the Income Tax Regulations is given, provided that:

               (1) the plan administrator clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

               (2) the Participant, after receiving the notice, affirmatively elects a distribution.

          9.2 Methods of Distribution. Upon or following a Participant's Termination of Employment, the Participant shall file a written request with the Committee as to the method by which the Participant's account balances shall be distributed. Subject to Section 9.1(c), such request shall be approved provided it is in compliance with the terms of this Plan and all applicable laws. Account balances to be distributed pursuant to this Section 9 shall be paid by either one lump sum payment or by monthly, quarterly, semiannual or annual installments, or by any combination of these alternatives as requested by the Participant. If payments are to be made in a form other than a lump sum amount, any of the methods or combination thereof described in the following paragraphs may be utilized to provide for such payments:

          (a) Such account balances may be left as part of the general assets of the Trust Fund. The amount to be distributed annually shall be determined by multiplying the aggregate balance of the Participant's accounts as of the last day of the Plan Year preceding the Plan Year in which such payments are to commence and in each succeeding year by a fraction, the numerator of which is one (1) and the denominator of which is the number of years remaining for such payments to be made.

          (b) Such account balances may be deposited in an interest-bearing savings account with a bank or savings and loan institution. If such an account is opened, the Trustee shall arrange for deferred distributions under the method described in the preceding paragraph or by applying actuarial principles and assumed interest rates in order to provide substantially equal installment payments.

          (c) Such account balances may be used to purchase a single premium nontransferable immediate or deferred annuity contract, other than any form of a life annuity, from a life insurance company. Any such contract shall be purchased in the name of and distributed to such Participant or his Beneficiary, as the case may be, and shall thereafter not be carried as part of the assets of the Trust Fund.

          9.3 Minimum Distributions. Notwithstanding any other provisions of this Plan, the distribution of a Participant's account balances shall be subject to the following limitations:

          (a) Distributions to any Participant shall commence by no later than the Participant's Required Beginning Date even if the Participant has not then incurred a Termination of Employment unless otherwise permitted by Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 (as in effect before its repeal by the Tax Reform Act of 1984).

          (b) The minimum distribution required for a Participant's First Distribution Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for subsequent Distribution Years, including the minimum distribution for the Distribution Year in which the Participant's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Year.

          (c) The minimum amount required to be distributed each Distribution Year shall not be less than the value of the Participant's account balances determined as of the Valuation Date immediately preceding the applicable Distribution Year divided by the "applicable life expectancy." The "applicable life expectancy" is the life expectancy of the Participant or the joint and last survivor life expectancy of the Participant and the Participant's Beneficiary (in the First Distribution Year), whichever is applicable, minus the number of years elapsed since the First Distribution Year. Notwithstanding the foregoing, the life expectancy of the Participant and/or the Participant's Beneficiary (if the Beneficiary is the Participant's spouse) may be recalculated annually if the Participant and/or Beneficiary so elect. Any such election to recalculate must be made prior to the date of the first required distribution under this Section 9.3, must apply to all subsequent years and must be irrevocable. Such recalculated life expectancy shall then be the "applicable life expectancy." If a Participant and Beneficiary fail to elect to recalculate, the applicable life expectancies will not be recalculated. All life expectancies shall be calculated under regulations promulgated by the Secretary of the Treasury.

          (d) If the Participant's account balance is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with requirements of Section 401(a)(9) of the Code and regulations issued thereunder.

          (e) All distributions required to be made under this Section shall be determined and made in accordance with the proposed regulations promulgated under Section 401(a)(9) of the Code, including Section 1.401(a)(9)-2, which are hereby incorporated by reference and shall supersede any contrary provisions herein.

          (f) The Participant's account balances shall be paid over a period which does not exceed--

               (1) The lifetimes of the Participant and his Beneficiary; or

               (2)  A  term  certain  equal  to  the  life   expectancy  of  the
          Participant or the life expectancy of the Participant and the Participant's Beneficiary;

          determined by the Committee in accordance with regulations prescribed by the Secretary of the Treasury. For this purpose, the life expectancy of the Participant and the Participant's Beneficiary (if the Participant's spouse is the Beneficiary) shall be annually redetermined by the Committee.

          9.4  Death  Benefits.   The  following  paragraphs  shall  govern  the
distribution of benefits following a Participant's death:

          (a) In the event of the death of a Participant before the distribution of the Participant's account balances has commenced, such account balances shall be distributed as follows:

               (1) If the Participant's Beneficiary is the Participant's surviving spouse, distributions shall be made in substantially equal monthly installments over a term certain not exceeding the life expectancy of the surviving spouse.

               (2) If the Participant's Beneficiary is not the Participant's surviving spouse, distributions shall be made in substantially equal monthly installments over a period of sixty (60) months following the Participant's death. No such payment shall be less than incidental.

          However, at the written request of the Beneficiary, the Participant's account balances shall be paid in one lump sum or in installments over any lesser period of time. For purposes of this Section, life expectancies and payment amounts shall be determined in accordance with regulations prescribed by the Secretary of the Treasury.

          (b) The distribution of account balances under this Section shall commence or be made, as the case may be, on the first day of the month following the month in which the Participant's death occurs, if administratively feasible; otherwise, distribution may be delayed until it is administratively feasible, in which event payments retroactive to the first day of the month following the Participant's death shall be made. Notwithstanding the foregoing, if the Beneficiary is the Participant's spouse, distributions will not be required to begin until the later of the December 31 following the year in which the Participant died and the December 31 of the year in which the Participant would have attained age seventy and one-half (70-1/2).

          (c) In the event of the death of a Participant after distributions from the Plan to the Participant have commenced but prior to a complete distribution of his account balances, the undistributed balances shall be distributed to his Beneficiary pursuant to the method of payment which was in effect for the Participant.

          9.5 Hardship Distributions.

          (a) Upon the written application of any Participant, the Committee shall direct the Trustee to make a hardship distribution to such Active Participant from such Active Participant's Employee Deferral Account even though the Active Participant has not incurred a Termination of Employment if the Committee determines that such distribution would constitute a "hardship distribution" as defined herein. The amount of such distribution shall not exceed the lesser of (i) the balance of the Active Participant's Employee Deferral Account determined as of the immediately preceding Valuation Date; or
(ii) the total amount of contributions made by the Active Participant to his Employee Deferral Account pursuant to Section 5.1 (without taking into account any earnings on such contributions).

          (b) A "hardship distribution" is a distribution necessary to satisfy the immediate and heavy financial needs (as defined herein) of the Active Participant. No hardship distribution shall exceed the amount required to meet the immediate and heavy financial need created by the hardship and not reasonably available to the Active Participant from other resources of the Active Participant.

          (c) "Immediate and heavy financial needs" shall mean only the following: (i) medical expenses described in Section 213(d) of the Internal Revenue Code incurred by the Active Participant, the Active Participant's spouse or any of the Active Participant's dependents (as defined in Section 152 of the Internal Revenue Code); (ii) purchase (excluding mortgage payments) of a principal residence for the Active Participant; (iii) payment of tuition for the next twelve (12) months of post-secondary education for the Active Participant, the Active Participant's spouse, children or dependents; (iv) the need to prevent the eviction of the Active Participant from the Active Participant's principal residence or foreclosure on the mortgage of such residence; and (v) any other events deemed by the Commissioner of the Internal Revenue Service on a general basis to constitute immediate and heavy financial need.

          (d) No hardship distribution shall be made if the Active Participant has not obtained all distributions, other than hardship distributions, and all nontaxable loans available under all plans maintained by the Participating Company employing the Participant.

          (e) The Active Participant may not contribute to the Plan for a period of twelve (12) months following the date the Active Participant receives a hardship distribution. The maximum amount the Active Participant may contribute to the Plan for the calendar year following the calendar year in which such Active Participant received a hardship distribution is the excess of the applicable limit under Section 5.6 of the Plan over such Active Participant's contributions for the calendar year in which such Active Participant received a hardship distribution.

          (f) A distribution may be treated as necessary to satisfy a financial need if the Committee relies upon the Active Participant's representation that the need cannot be relieved: (i) through reimbursement or compensation by insurance or otherwise; (ii) by reasonable liquidation of the Active Participant's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need; (iii) by cessation of employee contributions under Section 5.1 of the Plan; (iv) by other distributions or loans from any other qualified retirement plan; or (v) by borrowing from commercial sources on reasonable commercial terms.

          (g) The determination of whether a hardship distribution shall be made shall be made by the Committee in accordance with applicable Treasury regulations and rules and policies uniformly applied to all Active Participants similarly situated but shall otherwise be within the absolute discretion of the Company and shall not be subject to review.

          9.6 Acceleration of Payments. To the extent allowed by law, the Committee may direct that the installment payments being made to any Participant or Beneficiary be accelerated and that part or all of the unpaid balance of such payments be immediately-distributed to such Participant or Beneficiary as a lump sum amount.

          9.7 Nonalienation of Benefits. The account balances payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, prior to actually being received by the person entitled to the benefit under the terms of the Plan; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder. This provision shall apply to the creation, assignment or recognition of a right to any benefit payable to a Participant pursuant to a domestic relations order other than a "qualified domestic relations order" within the meaning of Section 414(p) of the Internal Revenue Code. The Company shall establish reasonable procedures to determine if an order qualifies as a "qualified domestic relations order" for this purpose.

          9.8 Payment of Taxes. The Committee, as a condition of directing the payment of any account balance, may require the Participant or his Beneficiary, as the case may be, to furnish it with proof of payment, or such reasonable indemnity therefor as the Trustee may specify, of all income, inheritance, estate, transfer, legacy and/or succession taxes, and all other taxes of any different type or kind that may be imposed under or by virtue of any law upon the payment, transfer, descent or distribution of said benefit and for the payment of which either the Trustee, the company or the Trust Fund, in the judgment of the Company, may be directly or indirectly liable. In lieu of the foregoing, the Committee may deduct, withhold and transmit to the proper tax authorities any said tax which may be permitted or required to be deducted and withheld, and the balance of the account in such case shall be correspondingly reduced.

          9.9 Incompetent Payee. If any Participant or Beneficiary entitled to receive benefits hereunder is a minor or is, in the judgment of the Company based upon a physician's examination, unable to take care of his affairs because of mental condition, illness or accident, any payment due such person may (unless prior claim therefor shall have been made by a qualified guardian or other legal representative) be paid for the benefit of such Participant to his spouse, child, parent, brother or sister, or other person who in the opinion of the Company has incurred expense for, or is maintaining, or has custody of such Participant. The Company shall not be required to see to the proper application of any such payment made to any person pursuant to the provisions of this Section, and any such payment so made shall be a complete discharge of the liability of the Trust Fund, the Trustee and the Company therefor.

          9.10 Effect of Reemployment. If a Participant is reemployed by a Participating Company after distribution of his account balances has commenced but before the entire amount of his account balances has been distributed, further distribution shall be suspended and the undistributed balances shall continue to be held in the Trust Fund and continue to share in the earnings or losses thereof) until his subsequent Termination of Employment.

          9.11 Notice, Place and Manner of Payment. Any payments due hereunder shall be made on demand at such office as the Trustee may maintain; provided, however, that any person from time to time entitled to such payments may by notice in writing to the Trustee specify a post office address to which such payment shall be remitted.

          9.12 Source of Benefits. All benefits to which persons shall become entitled hereunder shall be provided only out of the Trust Fund. No benefits are provided under the Plan except those expressly described herein.

                                   Section 10.

                               PLAN ADMINISTRATION

          10.1 The Administrative  Committee.  The Plan shall be administered by
an  Administrative   Committee  (the  "Committee")  pursuant  to  the  following paragraphs:

          (a) The Committee shall consist of such member or members who shall be appointed by and serve at the pleasure of the board of directors of the Company. Upon the death, resignation, removal or inability to serve of any Committee member, the board of directors of the Company may, but need not, name his successor. Any member of the Committee may resign at any time by delivering written notice of such resignation to a member of the board of directors of the Company. The board of directors of the Company shall have the right at any time, with or without cause or notice, to remove any member of the Committee.

          (b) Members of the Committee shall not be entitled to compensation for performing their duties as Committee members, but shall be entitled to reimbursement for any expenses reasonably incurred in connection with the administration of the Plan which are not otherwise paid by the Company.

          (c) The Committee shall be the Plan administrator and shall control and manage the operation and administration of the Plan, including the following:

               (1) The Committee shall from time to time certify in writing to the Trustee the names of retired, terminated or deceased Participants, the payment method selected with respect to any account balances payable to such persons and the date such payments shall commence and terminate, all in accordance with the Plan. Any such notice from the Committee shall be deemed adequate by the Trustee if signed by any member of the Committee or the Committee's duly authorized agent.

               (2) The Committee shall file such reports with governmental authorities as may be required by law and which are not filed by the Trustee.

               (3) The Committee may adopt and promulgate such rules and regulations, not inconsistent with the terms and provisions hereof, for the administration of the Plan as it deems necessary. From time to time, the Committee may amend or supplement any such rules or regulations. The Committee shall have complete discretion to decide any questions of eligibility, participation, benefit payments and any other questions of interpretation relating to the Plan.

               (4) The Committee shall review claims for benefits in accordance with the Plan's claims procedures.

               (5) The Committee shall prescribe procedures to be followed and forms to be used in electing any alternatives available under the Plan and to apply for benefits under the Plan.

               (6) The Committee shall prepare and distribute, in such manner as the Committee determines appropriate, information explaining the Plan.

               (7) The Committee shall receive from each Participating Company and from Participants such information as shall be necessary for the proper administration of the Plan. The Committee shall be entitled to rely on any such information so received.

               (8) The Committee shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for benefits under the Plan.

          (d) A majority of the members of the Committee shall constitute a quorum. The approval of such a quorum, expressed from time to time by a vote at a meeting, or in writing without a meeting, shall constitute the action of the Committee and shall be valid and effective for all purposes of this Plan. The acts and determinations of the Committee made in good faith within the powers conferred upon it by this Plan shall be valid and final and conclusive (subject only to change pursuant to the provisions of this Plan) for all purposes of the Plan.

          (e) Discretionary actions of the Committee shall be made in a manner which does not discriminate in favor of shareholders, officers or highly compensated employees. In the event the Committee is to exercise any discretionary authority with respect to a Participant who is a member of the Committee, such discretionary authority shall be exercised solely and exclusively by those members of the Committee other than such Participant. If the Participant is the sole member of the Committee, such discretionary authority shall be exercised solely and exclusively by the board of directors of the Company.

          (f) By unanimous vote, members of the Committee may allocate specific responsibilities among themselves. Also by unanimous vote, the Committee may delegate to persons other than members of the Committee some or all of its discretionary authority to control and manage the operation and administration of the Plan. However, the Committee may not delegate its power to review claims under the Plan's claims procedures.

          (g) The Committee may appoint such advisors, agents and representatives as it shall deem advisable and may also employ such clerical, legal and medical counsel as it deems necessary. Any action taken by a properly authorized agent of the Committee shall be deemed taken by the Committee.

          (h) The Participating Companies shall indemnify (in such proportions as the Company shall determine) and hold harmless each Committee member and any person to whom authority has been delegated under ( f ) above against all liabilities, losses, costs and expenses, including reasonable attorneys' fees, incurred or suffered by any such member in connection with his management or administration, at any time, of this Plan; provided, however, that such indemnity shall not extend to the willful misconduct or gross negligence of any such person.

          10.2 Agent for Legal Process. The president of the Company shall be the agent for service of legal process with respect to any matter concerning the Plan.

          10.3 Beneficiary Designations. At any time and from time to time, each Participant having an entitlement to benefits under the Plan which will continue after his death shall have an unrestricted right to designate one or more "Beneficiaries" or contingent Beneficiaries to whom payment of any account balances described in--this Plan to which such Participant was entitled shall be paid in the event of the Participant's death. Each such designation shall be evidenced by a written instrument in a form acceptable to the Company, signed by the Participant and filed with the Company. A Participant may designate different Beneficiaries at any time by filing a new beneficiary designation with the Company. The last effective designation filed with the Company shall supersede all prior designations. No beneficiary designation filed after ten
(10) days following the death of a Participant shall be valid. The following paragraphs shall also be applicable:

          (a) Notwithstanding any other provisions of this Plan, a Participant's benefits shall be distributed in full, on the death of the Participant, to the Participant's surviving spouse unless:

               (1) The Participant has no surviving spouse; or

               (2)  The  surviving  spouse  has  consented  in  writing  to  the designation of another Beneficiary or other form of payment or has expressly consented to the future designation of Beneficiaries by the Participant without the requirement of further consent by the surviving spouse, such consent acknowledged the effect of such election and such consent was witnessed by a notary public.

          (b) If there is no surviving spouse and the Participant has not designated another Beneficiary, or such designation is invalid or no designated Beneficiary survives the Participant, the following parties in the order named shall be deemed to be such Beneficiary:

               (1) The Participant's surviving children (in equal shares) and the descendants then living of any deceased children, by right of representation.

               (2) The executor or administrator of the Participant's estate.

          (c) A Participant's Beneficiary may also designate primary and contingent Beneficiaries in the manner described above.

          (d) Whenever rights of a Participant are stated or limited by the Plan, his Beneficiaries shall be limited thereby.

          (e) If the Plan is or should become the transferee of a defined contribution plan subject to the funding standards of section 412 of the Internal Revenue Code or the transferee of a defined benefit plan, the Plan shall be amended to meet the requirements of section 401(a)(11) and section 417 of said Code.

          10.4 Claims Procedures. Claims made for benefits under the Plan shall be processed in accordance with the following paragraphs:

          (a) Claims for benefits shall be made in writing to the Committee.

          (b) If a claim made for benefits under the Plan by a Participant, Beneficiary, surviving spouse or contingent annuitant ("Claimant") is not approved in its entirety, the Claimant shall be so notified in writing by the Committee or its duly authorized agent within ninety (90) days. Notice wholly or partially denying a claim shall be written in a manner calculated to be understood by the Claimant and contain: (i) the specific reason or reasons for the denial, (ii) specific reference to the pertinent Plan provisions on which the denial is based, (iii) a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary, and (iv) an explanation of the review procedure set forth in the following paragraphs.

          (c) A Claimant whose claim for benefits hereunder has been wholly or partially denied, or his duly authorized representative, may request a review of such denial by . the Committee. A request for review shall be made in writing to the Committee within ninety (90) days after receipt by the Claimant of written notification of denial of such claim and may contain issues and comments with respect to the claim. A Claimant who submits a request for review shall be entitled to access to documents pertinent to his claim.

          (d) Upon receipt of a request for review of a denial of a claim, the Committee shall, within sixty (60) days, review in detail the nature and foundations of the claim, including any issues and comments submitted by the Claimant or his duly authorized representative and the reasons for the prior denial of the claim. After a full and fair review, the Committee shall render its decision in writing to the Claimant. The decision on review shall include the specific reasons for the decision, be written in a manner calculated to be understood by the Claimant, and shall include specific references to the pertinent Plan provisions on which the decision is based.

          (e) In reviewing claims for benefits and the denial of claims, the Committee shall have complete discretion to interpret the terms of the Plan and decide all questions of eligibility for and entitlement to benefits.

          10.5 Records. The Committee and each other person performing any functions in the operation or administration of the Plan or the management or control of the assets of the Plan shall keep such records as may be necessary or appropriate in the discharge of their respective functions hereunder, including records required by the Employee Retirement Income Security Act or any other applicable law. Records shall be retained as long as necessary for the proper administration of the Plan and at least for any period required by said Act or other applicable law.

          10.6 Correction of Errors. It is recognized that in the operation and administration of the Plan certain mathematical and accounting errors may be made or mistakes may arise by reason of factual errors in information supplied to the Trustee or the Committee. Each such party shall have power to cause such equitable adjustments to be made to correct such errors as they, in their discretion, consider appropriate. Such adjustments shall be final and binding on all persons.

          10.7 Evidence. Evidence required of anyone under this Plan may be by certificate, affidavit, document or other instrument which the person acting in reliance thereon considers to be pertinent and reliable and to be signed, made or presented by the proper party.

          10.8 Bonding. Plan personnel shall be bonded to the extent required by the Employee Retirement Income Security Act. Premiums for such bonding may, in the sole discretion of the Company, be paid in whole or in part from the Trust Fund. Such premiums may also be paid in whole or in part by the Company. The Company may provide by agreement with any person that the premium for required bonding shall be paid by such person.

          10.9 Waiver of Notice. Any notice required hereunder may be waived by the person entitled thereto.

          10.10 Funding Policy and Method. The investment committee described in the Trust Agreement shall convene at a meeting duly called for such purpose and establish a funding policy and method consistent with the objectives of the Plan and the requirements of law. The investment committee shall meet at least annually to review such funding policy and method. In establishing and reviewing such funding policy and method, the investment committee shall endeavor to determine the Plan's short-term and long-term objectives and financial needs, taking into account the need for liquidity to pay benefits and the need for investment growth. All actions taken pursuant to this Section shall be recorded in the minutes of the meeting of the investment committee and shall be communicated to the Trustee, the Committee and to any third party or parties issuing investment directions to the Trustee.

                                   Section 11.

                                   TRUST FUND

          11.1 Composition. All sums of money and all securities and other property received by the Trustee for purposes of the Plan, together with all investments made therewith, the proceeds thereof and all earnings and accumulations thereon, and the part from time to time remaining, shall constitute the "Trust Fund." The Company may cause the Trust Fund to be divided into any number of parts for investment purposes or any other purposes necessary or advisable for the proper administration of the Plan. The Trust Fund shall be segregated from the assets of all Participating Companies.

          11.2 Trustee; Trust Agreement. The assets of the Trust Fund shall be held in trust by a "Trustee" pursuant to the Trust Agreement described in
Section 1.8. The selection and appointment of the Trustee of the Trust Fund shall be made by the Company, by action of its board of directors. The Company, by action of its board of directors, shall have the right at any time to remove a Trustee and appoint a successor thereto, subject only to the terms of the Trust Agreement. The Company, by action of its board of directors, shall have the right to determine the form and substance of the Trust Agreement, subject only to the requirement that it shall not be inconsistent with the provisions of the Plan.

          11.3 Compensation and Expenses of Trustee. The Trustee shall be entitled to receive such reasonable compensation for its services as may be provided for by the Trust Agreement. The Trustee shall also be entitled to reimbursement for all reasonable and necessary costs, expenses and disbursements incurred by it in the performance of its services. Such compensation and reimbursements shall be paid from the Trust Fund if not paid by the Participating Companies.

          11.4 No Diversion. The Trust Fund shall be maintained for the exclusive purpose of providing benefits to Participants under the Plan and their Beneficiaries and defraying reasonable expenses of administering the Plan. Such expenses may include premiums for the bonding of Plan officials required by the Employee Retirement Income Security Act and the payment of legal fees. No part of the corpus or income of the Trust Fund may be used for, or diverted to, purposes other than for the exclusive benefit of Plan Participants or their Beneficiaries. Notwithstanding the foregoing, the following paragraphs shall apply:

          (a) The restatement of the Plan by the Company is contingent upon obtaining approval of the Internal Revenue Service of the Plan. In the event that the Internal Revenue Service fails to approve the Plan, the Trustee shall promptly proceed to return all contributions made by the Participating Companies with respect to Plan Years after the effective date of the restated Plan. In no event shall the amounts described in the preceding sentence be returned later than one (1) year after the date of the final denial of qualification of the Plan, including the final resolution of any appeals before the Internal Revenue Service or the courts.

          (b) If a contribution is made by a Participating Company by reason of mistake in fact, then such contribution shall be returned to such Participating Company within one (1) year after the payment was made.

          (c) All contributions by Participating Companies are expressly conditioned on their deductibility and, to the extent that a deduction is disallowed, such contribution shall be returned to such Participating Company within one (1) year after the disallowance thereof.

          (d) In the case of a termination of the Plan, any residual assets attributable to a Participating Company's employees which are held in suspense pursuant to Section 12.1(f) shall be returned to such Participating Company.

                                   Section 12.

                    MAXIMUM ADDITIONS TO PARTICIPANT ACCOUNTS

          12.1 Maximum  Limitations  on Annual  Additions.  Notwithstanding  any
provisions of the Plan to the contrary, the annual additions to any Participant's accounts shall be limited in accordance with the following paragraphs.

          (a) The annual additions made to a Participant's accounts in a defined contribution plan for any limitation year may not exceed the lesser of:

               (1) The greater of:

                    (A) The  defined  benefit  dollar  limitation  set  forth in section 415(b)(1) of the Internal Revenue Code as in effect for the limitation year multiplied by twenty-five percent (25%); or

                    (B) Thirty Thousand Dollars ($30,000); or

               (2) Twenty-five percent (25%) of the Participant's compensation.

          (b) For purposes of this Section, the term "annual additions n means the sum, credited to a Participant' 8 account for any limitation year, of:

               (1) Company contributions;

               (2) Participant contributions(other than rollover contributions);
                   and

               (3) Forfeitures.

          (c) Employer contributions may be deemed credited to a Participant's account for a particular limitation year if made no later than thirty (30) days after the end of the period described in Section 404(a)(6) of the Internal Revenue Code applicable to the taxable year with or within which the particular limitation year ends. Employee contributions, both voluntary and/or mandatory, may be deemed credited to a Participant's account for a particular limitation year if made to the Plan no later than thirty (30) days after the close of that limitation year.

          (d) If, as a result of the allocation of forfeitures a reasonable error in estimating a Participant's annual compensation or such other facts and circumstances which the Commissioner of the Internal Revenue Service finds justify the use of the rules set forth in this subsection, it is determined that the annual additions to a Participant's accounts for any limitation year will be in excess of the limitations contained herein, such annual additions shall be reduced to the extent necessary to bring them within the limitation contained in paragraph (a) in the following order:

               (1)  Any  voluntary  contributions  by a  Participant  which  are
          included   in  such  annual   additions   shall  be  returned  to  the
          Participant.

               (2) The Participant's allocations of employer contributions and forfeitures for the limitation year shall be reduced as follows:

                    (A) First,  the  Participant's  accounts shall be reduced by any forfeitures made to the Participant's accounts for such limitation year. If there were forfeitures from more than one plan, the Participant's accounts shall be reduced first by the forfeitures from the plan which provided the greatest amount of forfeitures to the Participant's account.

                    (B) Then, the Participant's accounts shall be reduced by any allocations of employer contributions for such limitation year. If employer contributions were allocated to the Participant's accounts from more than one plan, the Participant's accounts shall be reduced first by the employer contributions from the plan into which the greatest amount of contributions were made on the Participant's behalf.

          (e) If and to the extent that the amount of any Participant's allocation of forfeitures or employer contributions is reduced in accordance with the provisions of paragraph (d), the amount of such reductions shall, subject to the limitations of paragraph (a), be allocated among the remaining Participants as if such amounts were an additional contribution by the employer.

          (f) If the amounts described in paragraph (e) cannot be allocated to Participant accounts because of the limitations described in paragraph (a), such amounts shall be maintained in a suspense account subject to the following subparagraphs:

               (1) No Participating Company contributions shall be made at any time when their allocation would be precluded by paragraph (a) of this Section.

               (2) Investment gains and losses and other income shall not be allocated to the suspense account.

               (3) Amounts in the suspense account shall be allocated to the accounts of the persons entitled to share therein, within the limitations of paragraph (a), as of the last day of each Plan Year until the suspense account is exhausted.

               (4) If the Plan is terminated before the suspense account is exhausted, such suspense account will be returned to the appropriate Participating Company.

          12.2 Participation in Both a Defined Contribution and Defined Benefit Plan. Notwithstanding any other provisions of this Plan, in any case in which an individual has at any time participated in a defined benefit plan maintained by a Participating Company or an Affiliate and also has at any time participated in a defined contribution plan maintained by a Participating Company or an Affiliate, the sum of the defined benefit plan fraction and the defined contribution plan fraction with respect to that Participant for any limitation year may not exceed 1.0.

          (a) The "defined benefit plan fraction" applicable to any Participant for any limitation year is a fraction:

               (1) The numerator of which is the protected annual benefit of the Participant (determined as of the close of the limitation year); and

               (2) The denominator of which is the lesser of:

                    (A) The product of 1.25 multiplied by $90,000  (adjusted for cost-of-living increases pursuant to Section 12.3 below); or

                    (B)  The   product  of  1.4   multiplied   by  100%  of  the
               Participant's average compensation of his high three (3) years of service.

                    If the Participant has participated in more than one defined benefit plan maintained by an employer, the numerator of the defined benefit plan fraction is the sum of the projected annual benefits under all of the defined benefit plans.

          (b) A Participant's "projected annual benefit" is equal to the annual benefit to which the Participant in a defined benefit plan would be entitled under the terms of the plan based upon the following assumptions:

               (1) The Participant will continue employment until reaching normal retirement age as determined under the terms of the plan (or current age if that is later).

               (2) The Participant's compensation for the limitation year under consideration will remain the same until the date the Participant attains such age.

               (3) All other relevant factors used to determine benefits under the plan for the limitation year under consideration will remain constant for all future limitation years.

          (c)  The  "defined   contribution  plan  fraction"   applicable  to  a
Participant for any limitation year is a fraction:

               (1) The numerator of which is the sum of the annual additions to the Participant's account as of the close of the limitation year and for all prior limitation years; and

               (2) The denominator of which is the lesser of:

                    (A) The product of 1.25 multiplied by the dollar  limitation in effect under Section 12.1(a)(1) for the limitation year; or

                    (B) The product of 1.4 multiplied by the amount which may be taken into account under Section l2.l(a)(2) with respect to such Participant for the limitation year.

          (d) For any Plan Year for which the Plan is a Super Top-Heavy Plan, the dollar limitations in the defined benefit and defined contribution plan fractions described in this Section shall be multiplied by 1.0 rather than 1.25 and "$41,500" shall be substituted for "$51,875" for purposes of this Section. However, if the application of this provision would cause any Participant to exceed the limitations described in this Section, then the application of the provisions of this Section shall be suspended as to such Participant until such time as the Participant no longer exceeds limitations as modified by this paragraph. During the period of such suspension, there shall be no employer contributions, forfeitures or voluntary nondeductible contributions allocated to such Participant's accounts under this Plan or any other defined benefit plan of the employer and there shall be no accruals for such Participant under any defined benefit plan of the employer.

          12.3 Definitions. The following definitions shall apply for purposes of this Section 12:

          (a) The "limitation year" shall be the Plan Year unless and until the Company elects a different twelve (12) month period by adoption of a written resolution. A written resolution specifying a limitation year that is adopted after the first such resolution shall be considered to be a change of the limitation year and shall be made pursuant to Section 415 of the Internal Revenue Code.

          (b) For purposes of this Section, " compensation " includes a Participant's wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Company (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, tips and bonuses). The term "compensation" shall not include those items referred to in Treasury Regulation 1.4152(d)(2). Compensation in a limitation year shall be the compensation actually paid or made available to a Participant within a limitation year.

          12.4 Aggregation Rules. All qualified defined benefit plans (whether or not terminated) ever maintained by a Participating Company will be treated as one defined benefit plan. All qualified defined contribution plans (whether or not terminated) ever maintained by a Participating Company will be treated as one defined contribution plan.

          12.5 Rules of Construction. The purpose of this Section 12 is to prevent the Plan from becoming inadvertently disqualified under Section 415 of the Internal Revenue Code. Accordingly, the provisions of this Section shall be deemed to incorporate such provisions of said Section and the Treasury Regulations issued thereunder as may prevent any such disqualification and such Code Section and Regulations shall supersede any provisions to the contrary contained herein. Furthermore, if there is an ambiguity or other uncertainty contained in the terms of this Section, it shall be construed in a manner consistent with the purpose of keeping the Plan a tax qualified plan.

                                   Section 13.

                          EMPLOYEE INVESTMENT ELECTIONS

          13.1 Investment Elections. Each Active Participant who has elected to make contributions to the Plan shall make an investment election as to how the Participant's account balances are to be invested as among the investments offered by the Committee. The Committee shall determine the investment funds to be maintained or made available by the Trustee from time to time for such investments. Such funds shall include, without limitation, a principal appreciation fund, a diversified fund and a money market type fund. No Active Participant shall be permitted to make contributions to the Trust Fund unless and until he has made such an investment election. Each employee who has not elected to make contributions to the Plan or who is not eligible to make such contributions, but for whom the Plan maintains a Rollover Contribution Account or a Defined Benefit Plan Account, shall also be required to make an election as to how such account balance or balances are to be invested as among the available funds. All investment elections shall be made on such forms as may be prescribed by the Committee for this purpose.

          13.2 Changing Investment Elections. A Participant may change his investment election from any one to the investment options described in the preceding Section to any other option described in that Section. Any such change shall be made by written notice to the Committee. The Committee shall, from time to time, adopt nondiscriminatory policies or rules governing the manner in which such investment election changes may be filed and when any such filing shall become effective, all so that the Plan may be conveniently administered. Any change in a Participant's investment election shall apply to the Participant's existing account balances and to any future additions to these account balances.

                                   Section 14.

                         AMENDMENT. TERMINATION, MERGER

          14.1 Amendment. Subject to the nondiversion provisions of Section 11, the Company, by action of its board of directors, may amend the Plan at any time and from time to time with respect to all Participating Companies. No amendment of the Plan shall have the effect of changing the rights, duties and liabilities of the Trustee without its written consent. No amendment shall divest a Participant or Beneficiary of benefits accrued prior to the amendment. The Company agrees that promptly upon adoption of any amendment to the Plan it will furnish a copy of the amendment together with a certificate evidencing its due adoption, as follows:

          (a) To the Trustee then acting.

          (b) To each other Participating Company. The amendment shall not be effective as to a Participating Company and its employees if, within thirty (30) days of receipt of the certificate, such Participating Company so notifies the Company and the Trustee in writing. Such notification shall result in a discontinuance of its joint participation in the Plan with the results described in Section 13.2.

          No amendment necessary to comply with any applicable law, regulation or order of the Internal Revenue Code or the Employee Retirement Income Security Act or any other provision of law shall be considered prejudicial to the rights of any employee or his Beneficiaries.

          14.2 Discontinuance of Joint Participation in Plan by a Participating Company. A Participating Company, by action of its board of directors and on appropriate written notice to the Company and the Trustee, may discontinue its joint participation in the Plan with the other Participating Companies. The Company shall cause a determination to be made of the aggregate of the account balances of the Trust Fund held on account of employees of the withdrawing company and their Beneficiaries, including the fixed liabilities attributable to Non-Vested Balances of terminated employees which are pending potential forfeiture, as of such Valuation Date as shall be determined by the Company. The Company shall direct the Trustee to transfer assets representing such aggregate balance to a separate fund for the plan of the withdrawing company; provided, however, that such transfer shall be made only if and when the Company in its sole judgment is satisfied that the transfer can be made in full compliance with the requirements of the Employee Retirement Income Security Act. Such withdrawing company may thereafter exercise, in respect of such separate trust fund, all the rights and powers reserved to the Company with respect to the Trust Fund. The plan of the withdrawing company shall, until amended by the withdrawing company, continue with the same terms as the Plan herein, except that with respect to the separate plan of the withdrawing company the words "Participating Company," "Participating Companies" and "Company" shall thereafter be considered to refer only to the withdrawing company. Any discontinuance of participation by a Participating Company shall be effected in such manner that each Participant or Beneficiary would (if the Plan and the plan of the withdrawing company then terminated) receive a benefit immediately after such discontinuance of participation which is equal to the benefit he would have been entitled to receive immediately before such discontinuance of participation (if the Plan had then terminated).

          14.3 Reorganizations of Participating Companies. In the event two or more Participating Companies shall be consolidated or merged or in the event one or more Participating Companies shall acquire the assets of another Participating Company, the Plan shall be deemed to have continued without termination and without a complete discontinuance of contributions as to all the Participating Companies involved in such reorganization and their employees, except that employees whose Termination of Employment shall occur at the time of and because of such reorganization shall be entitled to benefits as in the case of a termination of the Plan. In such event, in administering the Plan, the corporation resulting from the consolidation, the surviving corporation in the merger, or the employer acquiring the assets, shall be considered as a continuation of all of the Participating Companies involved in the reorganization.

          14.4 Termination. The Plan may be terminated by action of all of the Participating Companies jointly participating therein at the time by action of their respective boards of directors. An employer which has discontinued its joint participation in the Plan with the other Participating Companies shall also have the right to terminate its separate plan which resulted from such discontinuance at any time by action of its board of directors. Any such voluntary termination of the Plan, or separate plan, shall be made in compliance with all applicable provisions of law.

          14.5 Discontinuance of Contributions. Whenever a Participating Company determines that it is impossible to or not advisable to make further contributions as provided in the Plan, the board of directors of such Participating Company may, without liquidating the Trust Fund, adopt an appropriate resolution permanently discontinuing all further contributions to the Plan by such Participating Company. A certified copy of such resolution shall be delivered to the Company and the Trustee. Thereafter, the Company and the Trustee shall continue to administer all provisions of the Plan which are necessary and remain in force, other than provisions relating to contributions by such Participating Company. However, the Trust Fund shall remain in existence with respect to such Participating Company and all provisions of the Trust Agreement shall remain in full force and effect as to such Participating Company.

          14.6 Rights Upon Termination, Partial Termination and Discontinuance of Contributions. Notwithstanding any other provisions of this Plan, the Vested Balance of the Company Matching Account of each Participant shall become one hundred percent (100%) upon the happening of any of the following events:

          (a) In the event of a termination of the Plan as to a Participating Company or all of the Participating Companies, either as provided in Section
14.4 or by operation of law.

          (b) A partial termination of the Plan as to a Participating Company or all of the Participating Companies whether pursuant to the provisions of Section
14.4 or by operation of law.

          (c) A complete discontinuance of contributions to the Plan by a Participating Company whether pursuant to the provisions of Section 14.5 or by operation of law.

The provisions of this Section shall be applicable to the Participants and their Beneficiaries with respect to whom the above contingencies occur.

          14.7 Deferral of Distributions. In the event of a complete or partial termination of the Plan with respect to a Participating Company, the Committee or the Trustee may defer any distribution of benefit payments to Participants and Beneficiaries with respect to which such termination applies until after the following have occurred:

          (a) Receipt of a final determination from the Treasury Department or any court of competent jurisdiction regarding the effect of such termination on the qualified status of the Plan under Section 401(a) of the Internal Revenue Code

          (b) Appropriate adjustments of the Trust Fund to reflect taxes, costs and expenses, if any, incident to such termination.

          14.8 Merger, Consolidation or Transfer of Plan Assets. In the case of any merger or consolidation of the Plan with any other plan, or in the case of the transfer of assets or liabilities of the Plan to any other plan, provision shall be made so that each Participant and Beneficiary would (if such other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

                                   Section 15.

                                DIRECT ROLLOVERS

          15.1 Electing a Direct Rollover. This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          15.2  Definitions.

          (a) Eligible Rollover Distribution. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          (b) Eligible Retirement Plan. An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (c) Distributee. A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

          (d) Direct Rollover. A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

                                   Section 16.

                                  MISCELLANEOUS

          16.1 Responsibility of Insurance Companies. No insurance company issuing contracts upon the application of the Trustee or the board of directors of the Company shall be deemed to be a party to the Plan nor shall it be responsible for its validity. The issuing insurance company shall not be required to look into the terms of the Plan nor be responsible to see that any action of the Company is authorized by its terms. No issuing insurance company shall be obligated to see to the distribution or further application of any monies paid by it pursuant to any direction of the Company.

          16.2 Limitation of Fiduciary Responsibility and Liability. The duties of each fiduciary named in this Plan shall be limited to those duties specifically set forth herein. No officer, director or employee of any Participating Company who is not designated as a fiduciary shall have any discretionary authority or control respecting the management of the Plan or any discretionary authority or control respecting the management or disposition of the assets of the Plan. Except as otherwise provided by law, no fiduciary shall be responsible for the performance of duties not assigned to him as provided herein or for the acts or omissions of any other fiduciary.

          16.3 Numbers and Genders. All words used herein in the singular number shall extend to and include the plural. All words used in the plural number shall extend to and include the singular. All words used in any gender shall extend to and include all genders.

          16.4 Headings. Headings at the beginning of Sections hereof are for convenience of reference, shall not be considered a part of the text of the Plan, and shall not influence its construction.

          16.5 Severability. In case any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of this Plan which shall then be construed and enforced as if such illegal or invalid provision had never been inserted herein.

                                   Section 17.

                           LOANS TO PLAN PARTICIPANTS

          17.1 Loan Procedures. Effective April 1, 1995, upon the written application of a Participant who has not terminated employment with the Company filed with the Committee, the Committee, in its absolute discretion, may direct the Trustee to make a loan or loans to the Participant from the assets of the Trust Fund. The Trustee shall be under no obligation to make loans to Participants except as otherwise provided by this Section. However, loans made under this Section shall be available to all Participants on a reasonably equivalent basis and shall not be made available to Highly Compensated Participants, officers or shareholders as a percentage of their account balances maintained under the Plan greater than the percentage of the account balances maintained under the Plan made available to other Participants. All loans made pursuant to this Section shall be considered an investment solely of the account of the Participant receiving the loan. The Committee shall adopt such rules and procedures (which are hereby incorporated herein) as may be necessary to implement the loan provisions under this Section.

          17.2 Maximum Loan Amount. The maximum amount of any loan or loans made to a Participant from this Plan at the time such loan is made shall be the lesser of:

          (a) Fifty percent (50%) of the Participant's aggregate vested account balances maintained under the Plan: or

          (b) Fifty Thousand Dollars ($50,000) reduced by the excess of the highest outstanding loan balance during the preceding one-year period over the outstanding balance on the day the loan is made.

          17.3 Loan Terms. All loans made pursuant to this Section shall be evidenced by a promissory note in a form specified by the Committee. Such note shall require that interest be charged at the prime rate in effect at the Chemical Bank, New York, at the time the loan application is filed by the Participant, plus 1%. The maximum term of any such loan shall be determined by the Committee but in no event shall exceed five (5) years. However, this term limitation shall not apply to any loan used to acquire any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as the principal residence of the Participant.

          17.4 Loan Security. All loans made pursuant to this Section shall be secured by a prior and paramount security interest in 50% of the Participant's aggregate vested account balances maintained under the Plan.

          17.5 Repayment; Events of Default. All loans shall be amortized over a period not exceeding 60 months (except for loans used to acquire a principal residence which may be amortized over a longer period) and repaid through Participant payroll deductions; however, some or all of the outstanding loan balance may be prepaid by the Participant at any time during the period of the loan. Repayments of the loan amount shall be credited directly to such Participant's accounts in a manner consistent with the Participant's current investment. Upon a Participant's Termination of Employment, any outstanding loan balance shall be distributed to such Participant at the same time as, and as part of, such Participant's vested interest in his Accounts, in accordance with the provisions of Section 9 and applicable law.

          A default with respect to each and every loan made to a Participant shall occur--

          (a) If the Participant becomes insolvent or bankrupt.

          (b) If the Participant fails to execute any security agreement requested by the Trustee or the Committee.

          (c) If any payment is not made when due.

          In the event of any such default, the entire outstanding principal and interest due under the note and any similar notes issued by the Participant shall become immediately due and payable. Any outstanding loan to a Participant shall, if not paid upon default, be liquidated out of the vested interest of the Participant's accounts to the extent allowable under applicable federal law.

                                AMENDMENT TO THE
                           ALPHA CELLULOSE CORPORATION
                             CASH OPTION THRIFT PLAN

          WHEREAS, Alpha Cellulose Corporation ("Alpha") has previously adopted the Alpha Cellulose Corporation Cash Option Thrift Plan (the "Plan") for the benefit of eligible employees and their beneficiaries, reserving the right therein to amend the Plan; and

          WHEREAS, Alpha has determined it to be appropriate to amend the Plan to exclude prospectively from active participation certain employees who will be eligible to participate in the Buckeye Retirement Savings Plan (the "Buckeye Plan");

          NOW, THEREFORE, the Plan is hereby amended as follows:

                                       1.

          Section 2.11 of the Plan is amended by adding at the end of the existing provision, the following new subsection:

               "(d) Notwithstanding the foregoing or any other provision of the Plan, on and after the date, if any, as of which an otherwise Eligible Employee becomes eligible to participate in the Buckeye Retirement Plus Savings Plan, a tax-qualified retirement plan sponsored by Buckeye Cellulose Corporation, such individual shall cease to be an Active Participant in the Plan as contemplated by
               Section 4.3, shall no longer be eligible to contribute additional amounts to his account in this Plan nor to have any Company contributions made to his account in the Plan, except to the extent, if any, required by law to maintain the tax-qualified status of this Plan."

          IN WITNESS WHEREOF, Alpha has caused this Amendment to be signed by its duly authorized representative, the 26th day of June 1997.

                                               ALPHA CELLULOSE CORPORATION

                                               By:   /s/  DAVID B. FERRARO
                                                  ------------------------------
                                               Title: President

                                    TRUSTEE'S ACKNOWLEDGMENT AND ACCEPTANCE

                                               CAPITAL GUARDIAN TRUST COMPANY

                                               By:   /s/ HERMAN MARTINEZ
                                                  ------------------------------
                                               Title: Assistant Vice President

                                AMENDMENT TO THE
                           ALPHA CELLULOSE CORPORATION
                             CASH OPTION THRIFT PLAN

          WHEREAS, Alpha Cellulose Corporation ("Alpha") has previously adopted the Alpha Cellulose Corporation Cash Option Thrift Plan ("Plan") for the benefit of eligible employees and their beneficiaries, reserving the right therein to amend the Plan; and

          WHEREAS, Alpha has determined it to be prudent and appropriate to amend the Plan for the purposes of permitting investment in common stock of Buckeye Cellulose Corporation, permitting in-kind distributions of such stock and permitting certain discretionary contributions by Alpha;

          NOW, THEREFORE, the Plan is hereby amended as follows:

                                       1.

Section 6 of the Plan is hereby amended by adding, as a new Subsection 6.12 thereto, the following:

          "6.12 Special Company Contribution. Notwithstanding any other provision of the Plan, the Company may, for any Plan Year, make a Special Company Contribution as of any day within such Plan Year. Any such contribution shall be allocated to an eligible Participant's Special Contribution Account, which shall be fully vested at all times. Contributions to any such Account may be made by the Company in cash or in the form of qualifying employer securities. In the absence of a specific direction by the Company to the contrary, any such cash contribution shall be applied to purchase and allocate shares of qualifying employer securities. The allocation of any such Special Company Contribution shall be in an equal dollar amount and/or an equal number of shares of qualifying employer securities to the account of each Participant who is an active employee of the Company on the date as of which such Contribution is made. Fractional shares may be allocated, but only whole shares may be distributed if and to the extent otherwise permitted in accordance with Section 15.3 of the Plan. A Participant's Special Contribution Account shall not be subject to participant-directed investment decisions. Any investment experience adjustment to the value of any Special Contribution Account shall, to the extent such Account is based upon an allocation of qualifying employer securities, be based solely upon the fair market value of such securities and the dividends, if any, paid thereon. Dividends, if any, shall be reinvested in qualifying employer securities to the extent reasonably practicable, in the absence of specific directions by the Company to the contrary. The Company may, in its sole and absolute discretion, determine to make any Special Company Contribution only on behalf of any eligible Participant who is not a Highly Compensated Participant on the date as of which the contribution is allocated."

                                       2.

Section 15 of the Plan is hereby amended by adding, as a new Subsection 15.3 thereto, the following;

         "15.3 Medium of Payment. Except as otherwise expressly provided in this Section, all benefit payments and all direct rollovers from the Plan shall be effected through the issuance of a check drawn against the Trust. Notwithstanding the prior sentence, on an after the date as of which a Participant's benefit under the Plan is invested in qualifying employer securities within the contemplation of Title I of ERISA, an individual who receives a lump sum distribution from the Plan may elect to receive all or part of such distribution in whole shares of such securities. No such distribution of qualifying employer securities shall be permitted (i) in excess of the total number of whole shares allocable to the relevant account, (ii) in the case of any distribution other than a lump sum distribution of the entire vested amount distributable from the account, (iii) in the event of any direct rollover of such portion of the distributable benefit, or (iv) to any alternate payee under a qualified domestic relations order, except to the extent provided in such order. No distribution of any fractional share(s) shall be made."

                                       3.

Section 16 of the Plan is hereby amended by adding, as a new Subsection 16.6 thereto, the following:

         "16.6 Investments In Qualifying Employer Securities. Notwithstanding any other provision of the Plan, on and after the date of adoption hereof, in the event either (i) the Committee establishes or has established a participant- directed investment option for purposes of
         Section 13 which includes securities which constitute qualifying employer securities within the contemplation of Title I of ERISA, and/or (ii) Company contributions are made or have been made to the Plan in the form of such qualifying employer securities, and/or (iii) Company contributions are made or have been made to the Plan for the purpose of acquiring and allocating such qualifying employer securities, the Committee and the Trustee are specifically authorized to permit the investment of up to one hundred percent (100%) of the Plan assets in such securities."

                                       4.

The provisions of this Amendment shall be effective as soon as is administratively practicable and legally permissible after the date hereof; provided, however, that item 1 of this Amendment shall be effective as of March 31, 1997.

          IN WITNESS WHEREOF, Alpha has caused this Amendment to be signed by its duly authorized representatives this 26th day of June, 1997.

                                               ALPHA CELLULOSE CORPORATION

                                               By:    /s/ DAVID B. FERRARO
                                                    ---------------------------
                                               Title: President


                                        TRUSTEE'S ACKNOWLEDGMENT AND ACCEPTANCE

                                               CAPITAL GUARDIAN TRUST COMPANY

                                               By:    /s/ HERMAN MARTINEZ
                                                   ----------------------------
                                               Title:  Assistant Vice President